As filed with the Securities and Exchange Commission on September 21, 2012
Investment Company Act File No. 811 -22595
1933 Act File No. 333-176227
===============================================================
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)
[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1
[ ] Post-Effective Amendment No. __
and/or
FSI Low Beta Absolute Return Fund

Three Canal Plaza, Suite 600
Portland, Maine 04101
(207) 347-20 76

Gary W. Gould, Chief Executive Officer
FSI Low Beta Absolute Return Fund
320 South Boston, Suite 1130, Tulsa, OK 74103 -4700

COPIES TO: Scot E. Draeger, Esq.
Bernstein Shur, Sawyer & Nelson
100 Middle Street
Portland, ME 04104-5029
(207)   774-1200
It is proposed that this filing will become effective:
[X] When declared effective pursuant to Section 8(c) under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of	Amount Being	Proposed	Proposed	Amount of
Securities	Registered (1)	Maximum	Maximum	Registration
Being		Offering Price	Aggregate	Fees (1)
Registered		Per Unit	Offering Price
Units of Fund	1,000,000 shares	$100	$100,000,000	$11,460
Interest par
value $0.001
(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further Amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

FSI LOW BETA ABSOLUTE RETURN FUND

Managed by Financial Solutions, Inc.
(the “Adviser”)

PROSPECTUS

The Units are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund’s knowledge, is there, or is there expected to be, any secondary trading market in the Units.

[date], 2012

	Registrant’s Price to Public(1)	Registrant’s Sales Load	Proceeds to Registrant
Per Unit	Current NAV	None	Amount invested at
current NAV
Total		None
(1)	Issued at current net asset value (“NAV”), which varies.

This Prospectus sets forth concisely the information that a prospective investor should know before investing in FSI Low Beta Absolute Return Fund (the “Fund”).   The Fund’s investment objective is to seek attractive risk adjusted rate s of return, “Alpha,” with a risk profile and volatility that is similar to that of the Barclay’s Aggregate Bond Index. There can be no assurance that the Fund will achieve its investment objective.   Please read and retain this Prospectus for future reference. A Statement of Additional Information (“SAI”) regarding the Fund, dated [date], 2012 has been filed with the Securities and Exchange Commission (the “ SEC”). You may obtain free copies, request other information about the Fund and make other inquiries by calling the Fund toll-free at [(     ) ______________].

These materials are also available without charge by visiting the Fund’s site [ www .FSI- Advisoryfunds. com ]   o r by writing to the Fund at P.O. Box 588 Portland, Maine 04112. A table of contents to the SAI is located on the back cover of this Prospectus. This Prospectus incorporates by reference the entire SAI (together with any supplement to it). The SAI and other related materials are available at the SEC’s website http://www.sec.gov.

In making an investment decision, a prospective investor must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved in an investment in the Fund’s units described in this Prospectus.

The Fund’s units are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”), the Securities Act of 1933, as amended, and applicable state securities laws, pursuant to registration or exemption from these provisions. To provide a limited degree of liquidity to unitholders, the Fund may from time to time offer to repurchase units pursuant to written tenders by unitholders. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Fund’s Board of Trustees, in its sole discretion. However, unitholders do not have the right to require the Fund to redeem any or all of their units in the Fund.   Closed-end funds have a tendency to trade frequently at a discount from net asset value and thus are not an appropriate investment for those who cannot bear the loss of some or all of their investment.

Although these securities have been registered with the SEC, the SEC has not approved or disapproved any units offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TO ALL PROSPECTIVE INVESTORS

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus, the SAI or the accompanying exhibits. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the units of the Fund and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investors receiving this document). Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT THAT ENTAILS A HIGH DEGREE OF RISK. IT IS POSSIBLE THAT AN INVESTOR MAY LOSE SOME OR ALL OF ITS INVESTMENT AND THAT THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. BEFORE MAKING AN INVESTMENT DECISION, A PROSPECTIVE INVESTOR AND/OR A PROSPECTIVE INVESTOR’S ADVISER SHOULD (1) CONSIDER THE SUITABILITY OF THIS INVESTMENT WITH RESPECT TO THE PROSPECTIVE INVESTOR’S INVESTMENT OBJECTIVES AND PERSONAL SITUATION AND (2) CONSIDER FACTORS SUCH AS THE PROSPECTIVE INVESTOR’S PERSONAL NET WORTH, INCOME, AGE, RISK TOLERANCE AND LIQUIDITY NEEDS. SHORT-TERM PROSPECTIVE INVESTORS, PROSPECTIVE INVESTORS WITH LIQUIDITY NEEDS AND PROSPECTIVE INVESTORS WHO CANNOT BEAR THE LOSS OF SOME OR ALL OF THEIR INVESTMENT OR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF AN INVESTMENT IN THE FUND SHOULD NOT INVEST IN THE FUND.

Fund units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

CIRCULAR 230 NOTICE.  TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY UNITED STATES TREASURY REGULATIONS, WE INFORM YOU THAT:  (1) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED IN THIS PROSPECTUS, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS DESCRIBED IN THIS PROSPECTUS (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of its units in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.

FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING FUND UNITS, SEE “CERTAIN RISK FACTORS” BEGINNING ON PAGE [17] OF THIS PROSPECTUS.

FSI Low Beta Absolute Return Fund
Prospectus, [date], 2012

Not FDIC Insured
May Lose Value
No Bank Guarantee

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this Prospectus and in the SAI. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Fund

This Prospectus applies to the offering of the FSI Low Beta Absolute Return Fund.

The Fund will offer and sell shares of beneficial interest (the “Units”) in larger minimum denominations (compared to open-end mutual funds) to Eligible Investors, as defined below. Unlike many private investment funds, however, the Fund is able to offer Units without limiting the number of unitholders who may participate in its investment program.

Eligible Investors who purchase Units of the Fund and other persons who acquire Units and are approved by the Board of Trustees (the “Board”), in the Board’s discretion, will become unitholders of the Fund (the “Unitholders”).

The Fund is a continuously offered, non-diversified, closed-end management investment company, organized as a Delaware statutory trust. The Fund does not intend to list its Units on any national securities exchange. Units of the Fund have no history of public trading and there is not expected to be any secondary trading market in the Units. An investment in the Units should be considered illiquid. See “Risk Factors” below.

Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in the Fund involves certain risks. See “Risk Factors” below.

Investment Objective

The Fund’s investment objective is to seek attractive risk adjusted rate of returns, “Alpha,” with a risk profile and volatility that is similar to that of the Barclay’s Aggregate Bond Index.  There can be no assurance that the Fund will achieve its investment objective.

Investment Policies

The Fund intends to achieve its investment objective principally through implementation of a strategy or investment process which separates the markets’ return (“ Beta ”) from the active manager impact ( Alpha ).  This process will be realized by investing in:   (1) other hedge funds, funds of hedge funds or money market mutual funds (the “Underlying Funds”), (2) derivatives,

i ncluding futures contracts, that will provide the Fund with exposure to the market value change of a high quality fixed income portfolio, and (3) high quality short-term fixed income investments to the extent necessary to meets its regulatory and liquidity obligations with respect to the Fund’s derivative investments.

In order to generate Alpha, the Fund intends to invest in hedge funds or hedge fund of funds that pursue a variety of alternative investment strategies, including in particular, different multi-strategy approaches.  The Adviser’s management philosophy necessitates a well-rounded, thorough and in-depth knowledge of each Underlying Fund and the investment approach of the managers of each Underlying Fund (the “Underlying Fund Managers”).  The Adviser will utilize Sub-Advisers to manage a portion of the Fund’s assets, and is responsible for allocating Fund assets between the Adviser and the Sub-Advisers. The Fund will generally allocate 30% to 60% of its assets among all Sub-Advisers, with the Adviser allocating assets between the Sub-Advisers as it deems appropriate to achieve the Fund’s investment objective.   The Fund may also invest in money market mutual funds for liquidity purposes.  The Sub-Advisers, the Underlying Funds, the Underlying Fund Managers, the Sub-Funds and managers of Sub-Funds will be unaffiliated with the Adviser.

The Fund will also create exposure to the price movement (not total return) of a synthetic fixed income index (the “Beta Exposure”) by buying U.S. Treasury futures, Barclay’s Aggregate Bond Index futures and, where futures are not available to create a desired segment of the synthetic fixed income index, entering into cash settled derivatives contracts, in an aggregate face amount, or notional value, of the total of all investments in the Fund.  The exposure to the Fixed Income Beta is utilized as it generally off-sets the market Beta exposures in the Underlying Funds which correlate more closely to equity market risk over time.  It is intended to reduce the total portfolio volatility of the Underlying Funds during periods of market stress.

The Fund also invests in high quality short-term fixed income securities, money market instruments, repurchase agreements and money market mutual funds, cash or cash equivalents .  The amount of these investments (the “Buffer Account”) will be as much as are deemed necessary to act as a buffer to provide liquidity for the periodic settlement of the fluctuation of the Beta Exposure, which is marked to market daily.  The Beta Exposure may provide additional cash for the Fund or may require additional cash investment by the Fund.

As a Sub-Adviser to the Fund, Centennial Partners LLC (“Centennial”) will pursue an investment strategy intended to deliver high risk-adjusted returns with moderate volatility and correlation to traditional markets by investing in a diversified portfolio of hedge fund partnerships emphasizing liquid, transparent and easily-valued markets.  Centennial’s objective will be to build a diversified portfolio capable of generating consistent returns across a broad range of market environments.

As a Sub-Adviser to the Fund, Pluscios Management LLC (“Pluscios”) will construct a portfolio with the objective of providing long-term growth and capital preservation across a variety of market cycles. Pluscios combines best in class managers and active, tactical allocation to these managers across strategy types, to create long- term, resilient, top-performing portfolios.

Pluscios focuses on absolute return by investing globally across strategies. The team applies a top-down macro view on global economic and regulatory trends, and executes portfolio construction through a fundamental, bottom-up investment management strategy.

  Investment Adviser and Sub-Advisers

The Board of Trustees has overall management responsibility for the Fund. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund.

Financial Solutions, Inc., 320 South Boston, Suite 1130, Tulsa, OK 74103, serves as the investment adviser to the Fund.

Centennial Partners LLC, 6410 Poplar Avenue, Suite 650, Memphis TN 38119 and Pluscios Management LLC, 1603 Orrington Avenue #750, Evanston, IL 60201 are Sub-Advisers to the Fund. The Centennial team has over 100 years of investment experience.  Mr. Wade, a founder of Centennial Partners, LLC is the firm’s Chief Investment Officer.  Centennial uses an investment team approach to identify and evaluate new managers which is designed to challenge investment ideas by drawing on the Committee’s market and trading experience.

The Pluscios team has 60 years of capital markets and alternative investing experience.  Prior to founding Pluscios, in 2006, Ms. Teska and Ms. Chesney were managing Directors of JPMorgan whose responsibilities included running its Chicago Hedge Fund Group (legacy Bank One).

Fees and Expenses

The Adviser provides portfolio management services to the Fund for a monthly management fee, computed and accrued daily, charged to the Fund at the annual rate of 1. 07 % and pays any sub-advisory fees out of the fees it receives pursuant to the investment advisory agreement.

The Adviser has contractually agreed to waive management fees and reimburse expenses at least through December 31, 2014 so that the Fund’s total ordinary annual operating expenses (exclusive of brokerage commissions, taxes, acquired fund expenses and extraordinary expenses, if any) will not exceed 1.60% of the average daily net assets of the Fund . Net expenses of the Fund may increase if the exclusions noted above would apply .

The Adviser provides office space and executive and other personnel to the Fund. The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

With respect only to the portion of the Fund’s assets allocated to it, each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of that portion of the Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees.

For its services pursuant to the Sub-Advisory Agreement, the Advisor (and not the Fund) will pay to Centennial an annual fee payable on a monthly basis at the annual rate of 0.75% of the Fund’s average net assets allocated to Centennial for investment.

For its services pursuant to the Sub-Advisory Agreement, the Advisor (and not the Fund) will pay to Pluscios an annual fee payable on a monthly basis at the annual rate of 0.87% of the Fund’s average net assets allocated to Pluscios for investment.

Portfolio Manager

The Fund’s portfolio is managed by Gary W. Gould (the “Portfolio Manager”). The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities issued by the Fund.

Administrator , Fund Accountant, Transfer Agent and Compliance Services

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides certain administration, compliance, portfolio accounting and transfer agency services to the Fund and supplies certain officers to the Trust, including a Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.

Distributor

The Fund’s distributor is Foreside Fund Services, LLC (the “Distributor”).  Units are offered for sale through financial intermediaries or directly with the Fund.  Units are available to investors investing through broker-dealers or other financial intermediaries where such broker-dealer or financial intermediary has agreed to provide certain administrative services.

Custodian

Union Bank, N.A., is the custodian of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities and other investments bought and sold by the Fund.

Investor Eligibility

Each investor will be required to represent that he, she or it is acquiring Units directly or indirectly for the account of an Eligible Investor, which includes persons who meet one of the following tests:

•
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

•
Any natural person who has a net worth or joint net worth with that person’s spouse, at the time of purchase that exceeds $1,000,000 (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units except that if the amount of such indebtedness outstanding at the time of the sale of Units exceeds the amount outstanding 60 days before such time other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units );

•
Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

•
A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

•	An individual or entity having an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

•	A Trustee or executive officer of the Fund;

•
An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; or (iv) a Delaware or similar statutory trust;

•
An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” or “savings and loan association,” (within the meaning of Regulation D under the Securities Act of 1933 (the “1933 Act ”)) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

•	A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended;

•	An investment company registered under the 1940 Act;

•	An entity that has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

•	An insurance company as defined in Section 2(a)(13) of the 1933 Act;

•
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

•	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

•	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

•	An entity in which all of the equity owners meet one or more of the qualifications set forth above.

After an initial purchase, existing Unitholders subscribing for additional Units will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund will appear in an application form that must be completed by each prospective Unitholder.

The Offering

Units are distributed by the Distributor through broker-dealers that have entered into selling agreements with the Distributor.   Units are offered on a continuous basis and may be purchased on a monthly basis or at such other times as may be determined by the Board. The Board may discontinue accepting subscriptions at any time.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted. The minimum initial investment in the Fund by any Eligible Investor is $50,000 and the minimum additional investment in the Fund by a Unitholder is $ 5,000 . The Fund may accept investments for lesser amounts under certain circumstances, including where a Unitholder has significant assets under the management of the Adviser or an affiliate and other special circumstances that may arise. There are no initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans. Certain selling broker-dealers and financial advisers may impose higher minimums.

Closed-End Fund Structure: Limited Liquidity and Transfer Restriction

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. However, hedge fund investments are often illiquid. For this reason, the Fund is organized as a closed-end fund.

The Fund will not list the Units on any securities exchange and it is not expected that any secondary market will develop for the Units. Unitholders are not able to redeem their Units on a daily basis because the Fund is a closed-end fund. In addition, Units are subject to significant transfer restrictions and may only be transferred by operation of law pursuant to death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Unitholder, or under certain limited circumstances set out in the Declaration of Trust with the written consent of the Fund’s Board, which may be withheld for any reason in the Board’s sole and absolute discretion.

Unitholders should not expect that they will be able to transfer Units. Units currently may not be exchanged for Units of any other fund. As described below, however, in order to provide a limited degree of liquidity, the Fund may conduct written tender offers for its outstanding Units. An investment in the Fund is suitable only for Unitholders who can bear the risks associated with the limited liquidity of the Units. Purchases of Units should be viewed as long-term investments.

Tender Offers and Other Repurchase of Units by the Fund

Because the Fund is a closed-end fund, Unitholders do not have the right to require the Fund to redeem any or all of their Units. To provide a limited degree of liquidity to Unitholders, the Fund may from time to time offer to repurchase Units pursuant to written tender offers, but is not obligated to do so. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of the Fund, in its sole discretion pursuant to tender offers. In determining whether the Fund should offer to repurchase Units, the Board will consider a variety of operational, business and economic factors. The Board currently expects that the Fund will ordinarily offer to repurchase Units from Unitholders quarterly with March 31, June

30, September 30 and December 31 valuation dates (or, if any such date is not a business day, on the last business day of such calendar quarter).

Any Unitholder tendering Units for repurchase less than one year following the date of the initial purchase of the particular Units being tendered will be subject to a repurchase fee of 2.00% (as a percentage of repurchase proceeds) which will be netted against the repurchase proceeds and remain in the Fund.

Distribution Policy

The Fund intends to distribute all of its net investment income to Unitholders as of the last business day of each calendar year (an “Annual Distribution”). Annual Distributions will be made to each Unitholder pro rata based on the number of Units held by such Unitholder and will be net of Fund expenses. For U.S. federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed at least annually to holders of Units. Unless a Unitholder elects to receive an Annual Distribution in the form of cash (a “Distribution Election”), all Annual Distributions are reinvested in full and fractional Units at the net asset value per Unit next determined on the payable date of such Annual Distributions. A Unitholder may elect to receive an Annual Distribution in the form of cash by submitting a written request to the Fund no later than 90 days prior to the payable date of such Annual Distribution. Any such cash payment will be made by check, ACH or wire as soon as practicable after the last calendar day of the calendar year in which the Annual Distribution is declared. The Fund is not responsible for any failure of a payment to reach a Unitholder . The automatic reinvestment of Annual Distributions does not relieve Unitholders of any U.S. federal income tax that may be payable (or required to be withheld) on such Annual Distributions. See “Certain Tax Considerations.”

Taxation

The Fund intends to elect to be treated, for U.S. federal income tax purposes , as a regulated investment company under subchapter M of the Code (a “RIC”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to the Unitholders as dividends. To maintain its RIC status , the Fund must meet specified source-of- income and asset diversification requirements and distribute annually an amount equal to at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses.

Fiscal Year

The fiscal year of the Fund shall end on August 31, with the taxable year ending on August 31.

Principal Risks

Investment in the Fund involves a significant degree of risk, and no guarantee or representation is or can be made that the Fund will achieve its investment objective. Many of these risks also apply to the Underlying Funds.

In considering an investment in the Fund, prospective investors should consult their independent financial, tax and legal advisors, and should be aware of certain considerations and risk factors, which include, but are not limited to, the following: market risk, strategy risk, manager risk and fund structure risk, all as more fully described below under “Risk Factors.”

The personnel of the Adviser , Sub-Advisers and their affiliates provide advisory services to various other investors, which utilize an investment program that is substantially similar to that of the Fund. Conflicts of interest may arise for the Adviser or a Sub-Adviser in connection with certain transactions involving investments by the Fund in Underlying Funds, and investments by other investors advised by the Adviser or Sub-Adviser, or sponsored or managed by the Adviser or Sub-Adviser , in the same Underlying Funds. The Advisor and the Sub-Advisers intend to act in a fair and reasonable manner in all of these transactions.

FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Unitholder Transaction Expenses
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Repurchase Fee	2.00% (1)
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees (2)	1.07%

Other Expenses (3)	1.00%
Acquired Fund Fees and Expenses(4)	1. 66%
Total Annual Fund Operating Expenses (5)	3.73%
Expense Reimbursement	0. 47%
Net Expenses(5)	3.26%

(1)	Although you pay no sales charge, if you purchase Units and then tender for repurchase those Units within one year, you will pay a repurchase fee of 2.00% of the amount repurchased.
(2)	“Management Fees” includes amounts paid to the Sub-Advisers in addition to amounts retained by the Adviser
(3)	Other expenses are based on estimated amounts for the current fiscal year.

(4)
Unitholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Funds. The “Acquired Fund Fees and Expenses” disclosed above are based on estimated amounts for the current fiscal year, taking into account assumptions about the Underlying Funds in which the Fund expects to invest, estimates of the amount of assets that the Fund expects to invest in each Underlying Fund and an assumption that the investment was held for all of the Fund’s current fiscal year. The Underlying Funds held by the Fund and their fees will change over time, impacting the calculation of the Acquired Fund Fees and Expenses. Generally, fees payable to the Underlying Fund Managers will range from 0.50% to 1.25% (annualized) of the average NAV of the Fund’s investment. In addition, certain Underlying Fund Managers charge an incentive allocation or fee generally ranging from 0.0% to 20% of an Underlying Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Fund Managers.

(5)
The Adviser has contractually agreed to waive the management fee and reimburse expenses (exclusive of brokerage commissions, taxes, acquired fund expenses and extraordinary expenses, if any) until [December 31, 2014 ] to the extent that the Total Annual Fund Operating Expenses exceed 1. 60%. This waiver lowers the expense ratio and increases overall returns to investors. Net Expenses may increase if the exclusions noted above would apply.

Expense Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same (except as noted below), and (iv) all income dividends and capital gains distributions are reinvested in additional Units at net asset value. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$33	$110	$189	$395

THE FUND
The Fund is a non-diversified, closed-end management investment company organized as a Delaware statutory trust on August 3, 2011.  The Fund is engaged in a continuous public offering of its Units at the next determined NAV per Unit.  The Fund’s principal office is located at Three Canal Plaza, Suite 600, Portland, Maine 04101, and its telephone number is [(    ) __________].

INVESTMENT INFORMATION

Investment Objective

The Fund’s investment objective is to seek attractive risk adjusted rate of returns, “Alpha,” with a risk profile and volatility similar to that of the Barclay’s Capital Aggregate Bond Index.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.

Investment Policies

The Fund intends to achieve its investment objective principally through implementation of a strategy or investment process which separates the markets’ return (Beta) from the active manager impact (Alpha).  This process will be realized by investing in: (1) Underlying Funds, (2) derivatives, including futures contracts, that will provide the Fund with exposure to the market value change of a high quality fixed income portfolio, and (3) high quality short-term fixed income investments to the extent necessary to meets its regulatory and liquidity obligations with respect to the Fund’s derivative investments.

The Fund intends to invest in hedge funds or hedge fund of funds that pursue a variety of alternative investment strategies, including in particular, different multi-strategy approaches. The Adviser’s management philosophy necessitates a well-rounded, thorough and in-depth knowledge of each Underlying Fund and the investment approach of the Underlying Fund Managers.  The Adviser will utilize Sub-Advisers to manage a portion of the Fund’s assets, and is responsible for allocating Fund assets between the Adviser and the Sub-Advisers. The Adviser and Sub-Advisers analyze and evaluate Underlying Fund Managers based on, among other things, their investment management philosophy, investment processes, investment performance records, professional experience, transparency, and risk control methodologies.  During this analysis, the Adviser and Sub-Advisers develop a quantitative and qualitative understanding of how these managers are likely to manage their respective funds under varying market environments.  The Adviser and Sub-Advisers then select Underlying Funds on the basis of that analysis, as well as the Fund’s overall diversification, risk/return profile, and correlation with traditional asset classes and liquidity.  The Adviser’s research effort is deliberately interactive and is based upon frequent and direct conversations with the Sub-Advisers and the Underlying Fund Managers. With a clear perspective and understanding of their historical allocations, the Adviser also continuously monitors the investment climate, and implements allocations most likely to succeed within reasonable risk tolerances to determine if strategic adjustments in the portfolio are necessary.

   Ongoing due diligence includes monthly risk analysis and investment valuations and, as needed, direct contact with Sub-Advisers and Underlying Fund Managers, as well as managers of funds that the Underlying Funds invest in (the “ Sub-Funds ”). For a complete description of the qualifications reviewed by the Adviser, see “Investment Program.”  The Fund may also invest in money market mutual funds for liquidity purposes.  The Sub-Advisers, the Underlying Funds, Underlying Fund Managers, the Sub-Funds and managers of Sub-Funds will be unaffiliated   with the Adviser .

The Fund will also create exposure to the price movement (not total return) of a synthetic fixed income index (the “Beta Exposure”) by buying U.S. Treasury futures, Barclay’s Aggregate Bond Index futures and, where futures are not available to create a desired segment of the synthetic fixed income index, entering into cash settled derivatives contracts, in an aggregate face amount, or notional value, of the total of all investments in the Fund.  The exposure to the Fixed Income Beta is utilized as it generally off-sets the market Beta exposures in the Underlying Funds which correlate more closely to equity market risk over time.  It is intended to reduce the total portfolio volatility of the Underlying Funds during periods of market stress.

The Fund also invests in high quality short-term fixed income securities, money market instruments, repurchase agreements and money market mutual funds, cash or cash equivalents.  The amount of these investments (the “Buffer Account”) will be as much as are deemed necessary to act as a buffer to provide liquidity for the periodic settlement of the fluctuation of the Beta Exposure, which is marked to market daily.  The Beta Exposure may provide additional cash for the Fund or may require additional cash investment by the Fund.

The Adviser has extensive experience and expertise with alternative investment strategies, use of U.S. Treasury futures and derivatives contracts and has evaluated and maintains a constant due diligence database on numerous funds representing many categories of alternative investments.

Investment Program

To achieve the Fund’s investment objective of seeking Alpha with the risk profile and volatility similar to that of the Barclay’s Aggregate Bond Index , the Fund will generally allocate assets across the Beta Exposure, Buffer Account and Alpha Engine.  While the exact allocations among these three can vary over time depending on market conditions , the guidelines for each are as follows.

The Fund will generally invest 3% to 6% of its assets in the Beta Exposure.  The Beta Exposure will be maintained synthetically by owning U.S. Treasury f utures, Barclay’s Aggregate Bond Index f utures and/or derivatives contracts to create and maintain synthetic fixed income index exposure.  By owning these securities, the Adviser can synthetically replicate the return of the Barclay’s Aggregate Bond Index without actually owning the Index outright.  As a closed-end investment company registered with the SEC, the Fund is subject to the 1940 Act requirement that a registered investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”).  This means that at any given time, the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness).  The use of leverage involves certain risks.  See “Risk Factors”.

The Underlying Funds may not be subject to the Asset Coverage Requirement and therefore the Fund may be exposed to the risk of highly leveraged investments.  Generally, the Fund must: (i) observe the Asset Coverage Requirement ; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities.

As a result of the leverage resulting from the Beta Exposure, the Fund will generally invest 3% to 17% in a segregated account ( the “ Buffer Account ”) which will consist of high quality fixed income securities, money market instruments, repurchase agreements , money market mutual funds, cash or cash equivalents .  The amount invested   in the Buffer Account will be at least as much as is deemed necessary to provide liquidity for the periodic settlement of the fluctuation of the Beta Exposure , which is marked to market.  As the amount of leverage decreases, less assets are required in the Buffer Account and conversely, when leverage increases, more assets are required to be added to the Buffer Account .

The Fund will invest the balance of its assets (80% to 94%) in the Alpha Engine.  The Alpha Engine will be made up of the Underlying Funds (including primarily unregistered investment funds, as well as registered investment companies to the extent permitted under Section 12(d) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder).   With certain exceptions, such provisions generally permit the Fund to invest up to 3% of the shares of another investment company. The Fund may invest in assets in accordance to Section 12(d)(1)(f) of the 1940 Act and may exceed 5% of total assets in another investment company or 10% of total assets invested among multiple investment companies. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.  The Underlying Funds will generally consist of two or more funds  of hedge funds supplemented by hedge funds that don’t invest in other hedge funds as deemed appropriate by the Adviser or the Sub-Advisers. The result is a portfolio of Underlying Funds that employ a variety of alternative investment strategies.  These investment strategies have the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds.

In building the Alpha Engine, the Adviser and Sub-Advisers look to build a portfolio of Underlying Funds focusing on multiple sectors and strategies to generate positive absolute returns over a variety of market cycles that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks, such as the S&P 500.  Additionally, many of these Underlying Funds have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices.

The Alpha Engine will generally consist solely of investments in Underlying Funds but may, pending such investments, or to maintain the liquidity necessary to meet repurchase

requests or for operational needs, hold cash or cash equivalents or invest temporarily in high -   quality fixed income securities, money market instruments, money market funds and repurchase agreements. In addition, the Fund may make temporary investments and hold cash or cash equivalents in anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows.  The Fund may be unable to achieve its investment objective during the employment of such temporary investments and could result in lost investment opportunities.

The Adviser and Sub-Advisers will allocate the Fund’s assets among the Underlying Funds that, in the view of each , represent attractive investment opportunities.  Allocation will depend on the Adviser’s and Sub-Advisers’ assessment of the likely returns of various investment strategies that the Underlying Funds utilize and the likely correlation among the investment strategies under consideration.  Generally, the Underlying Funds’ investment methods may include, but are not limited to, convertible arbitrage, fixed income arbitrage, hedged equity, long/short equity, managed futures and event   driven and global macro investing.

Convertible Arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock.   The average grade of bond in a convertible arbitrage portfolio is typically below investment grade. Generally, the default risk of the company is hedged by shorting the underlying common stock.

Fixed Income Arbitrage involves purchasing government, corporate mortgage or bank debt securities and selling “short” government, corporate, mortgage or bank debt securities in anticipation of profiting from a relative mispricing between them.

Long/short or hedged equity strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk.  The Fund may also use derivatives, including options, financial futures and options on futures.  Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Event Driven strategies are investments which are positioned to benefit from a Corporate event or events the investment advisor anticipates will occur within the manager’s investment holding period.

Managed Futures are the systematic or discretionary trading of futures contracts by Commodity Trading Advisors who trade in futures and options markets, as either buyers or sellers of contracts representing real assets such as gold, silver, wheat, corn, coffee, sugar and heating oil, as well as financial assets such as government bonds, equity market indices and currencies.

Credit based strategies involve purchasing or selling short government, corporate mortgage and bank debt securities and distressed interest bearing instruments, in anticipation of profiting from a relative mispricing between them.

Global Macro strategies are based on macro-economic views of the investment manager. The investment views are the basis for making investment decisions in asset classes such as equities, fixed income and currencies. The positions could be held as long investment positions or short positions. The manager is not limited to any particular country when making their investment decisions.

For purposes of the Fund’s investment restrictions and its investment limitations under the 1940 Act, the Fund will not “look through” to the underlying investments of any Underlying Fund in which the Fund invests (other than an affiliated Underlying Fund), since such Underlying Funds are generally not registered under the 1940 Act and are not subject to the Fund’s investment limitations or the other investment limitations under the 1940 Act, unless otherwise required by the 1940 Act.

The Fund and the Underlying Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act.

Fundamental Policies

The Fund ’ s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund (the “Units ” ), are listed below. Each Underlying Fund may have substantially different fundamental investment restrictions.  As defined by the 1940 Act, the vote of a “majority of the outstanding shares of beneficial interest of the Fund ” means the vote, at an annual or special meeting of Unitholders duly called, (a) of 67% or more of the Units present at such meeting, if the holders of more than 50% of the outstanding Units of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding Units of the Fund, whichever is less. The Fund may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders or other guidance provided by the SEC or its staff:

•
Issue senior securities, borrow money or pledge its assets, except (i) to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33  1 /3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

•	Underwrite securities issued by other persons;

•	Make loans to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements;

•
Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

•
Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

•
Invest in the securities of any one industry if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund’s investment policies and restrictions do not apply to the activities and transactions of Underlying Funds (except for affiliated Underlying Funds) in which assets of the Fund are invested , but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees.

CERTAIN RISK FACTORS

Investment in the Fund involves a significant degree of risk, and no guarantee or representation is or can be made that the Fund will achieve its investment objective. In addition, since the Fund’s primary investments will be in the Beta Exposure and Alpha Engine which includes the Underlying Funds, any risk associated with an investment in the Fund should be understood to apply to an investment in the Underlying Funds as well. In considering an investment in the Fund, prospective investors should consult their independent financial, tax and legal advisors, and should be aware of the risk factors described below.

General and Fund Structure Risks

Loss of Investment

All securities investments risk the loss of capital. The Adviser believes that the Fund’s investment program and research techniques should mitigate this risk through a careful construction of the portfolio and the selection and monitoring of Underlying Funds and the Beta Exposure, but an investment in the Fund is nevertheless subject to loss, including possible loss of the entire amount invested. No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time. Past results are not necessarily indicative of the Fund’s future performance.

Limited Liquidity

The Unitholder Interests represent highly illiquid investments and should only be acquired by investors able to commit their funds for an indefinite period of time. The Unitholders may only transfer their Units by operation of law pursuant to death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Unitholder, or under certain limited circumstances set out in the Declaration of Trust with the consent of the Fund’s Board, which may be withheld in its sole discretion, and the satisfaction of certain other conditions, including compliance with applicable securities laws. Unitholders should not expect the Board to grant its consent to transfers. There is currently no market for Unitholder interests in the Fund, and it is not contemplated that one will develop. Unitholders thus may not be able to liquidate their investment in the event of an emergency or for any other reason, and Units may not be readily accepted as collateral for a loan.

Diversification

The Fund is classified as non-diversified under the 1940 Act. It invests substantially all of its assets in Underlying Funds, and although the Adviser intends to maintain a portfolio of Underlying Funds with different investing strategies , the Fund may be susceptible to economic and regulatory factors affecting the Underlying Funds and/or the fund industry. Certain events such as market disruptions may broadly impact the Underlying Funds, and could negatively impact the performance of the Fund.

Limited Operating History

Although key personnel of the Adviser believe that they have significant experience in the investment strategy undertaken by the Fund, the Fund is a recently-formed entity that has no operating history upon which investors can evaluate their anticipated performance. The past investment performance of the Beta Exposure s trategy and/or the Underlying Funds with which the Fund expects to invest its assets should not be construed as an indication of the future results of an investment in the Fund. The Fund’s investment program should be evaluated on the basis that there can be no assurance that the Adviser’s or Sub-Advisers’ assessments of the Beta Exposure s trategy and/or Underlying Funds, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

Regulatory Change, Change in Law

If there are changes in the laws or regulations, so as to result in the inability of the Fund to operate as set forth in this Prospectus, there may be a substantial effect on Unitholders. For example, to the extent that changes occur in the direct or indirect regulation of Underlying Funds, including tax regulation applicable thereto, there may be materially adverse effects on the ability of the Fund to pursue its investment objective or strategies which could force the Fund to change its operations.

Indemnification

The Adviser and its affiliates are entitled to indemnification from the Fund, except under certain circumstances, from certain liabilities to which they might otherwise be subject, and broadly indemnify them against certain losses incurred by them in connection with managing and conducting the business and affairs of the Fund and making investment and trading decisions for the Fund. It is not expected that the Fund will purchase insurance to cover its indemnification obligations. Further, the Underlying Fund Managers are also entitled to indemnification from Underlying Fund investors.

Market Risks

General Economic and Market Conditions

The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s ability to carry out its business , impair the Fund’s profitability or result in losses.

Highly Volatile Markets

The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which an Underlying Fund or Sub-Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.

Suspension of Trading

Securities and futures exchanges typically can suspend or limit trading in any instrument traded on the exchange. A suspension could render it impossible for an Underlying Fund, Sub-Fund or, with respect to the Beta Exposure, the Adviser or a Sub-Adviser to liquidate positions and thereby expose the Fund, to substantial losses.

Investment Risks

Borrowing and Use of Leverage

To the extent permitted by the 1940 Act, the Fund may   borrow or use significant leverage for investment purposes, to facilitate purchases and redemptions, or for various cash management purposes.  In addition, the Underlying Funds may borrow and may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred.  The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument.  The use of leverage may also increase the volatility of performance . Because of the comparatively small intrinsic profits in certain relative value positions, some Underlying Funds or Sub-Funds may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. The Adviser and Sub-Advisers may also periodically employ various methods of hedging in an attempt to reduce near-term portfolio volatility.   Borrowing to make investments will cause the Fund’s (or Underlying Fund’s) cost of capital to be higher and create a greater risk that an investor may lose their investment in the Fund (or Underlying Fund).

Use of Derivatives

The Fund, Underlying Funds or Sub-Funds may invest in, or enter into, derivatives or derivatives transactions (“Derivatives”).  Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate or other investments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolios of the Fund or a relevant Underlying Fund or Sub-Fund as a whole.  Derivatives permit the Fund, an Underlying Fund or a Sub-Fund to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way they can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on the performance of the Fund directly or indirectly. The use of derivatives may include total return swaps or options designed to replicate the performance of particular Sub-Funds or to adjust market or risk exposure and may be subject to various types of risks, including market risk (described above in “General Economic and Market Conditions”), liquidity risk (described below in “Restricted & Illiquid Investments”), the risk of non- performance by the counterparty, including risks relating to the financial soundness and credit-worthiness of the counterparty (each as described below in Counterparty Risk), legal risk (including legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy) and operations risk (the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index).

If the Fund, an Underlying Fund or a Sub-Fund invest in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return or result in a loss. Directly or indirectly the Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Fund, an Underlying Fund or a Sub-Fund are unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Futures Contracts

Futures positions may be illiquid because most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits”. If the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that future can neither be taken or liquidated unless traders are willing to execute trades at or within the limit. Prices of certain futures contracts have, at times, moved to the daily limit for substantial periods resulting in little or no trading. This situation could prevent the Adviser and Sub-Advisers from efficiently taking or liquidating futures positions. It is also possible that the Commodities Futures Trading Commission (“CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and certain exchanges impose speculative position limits on the size of a position that may be held in a particular futures contract.

Financial and other commodity futures and options prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. Like other leveraged investments, a futures transaction may result in losses in excess of the amount invested.

Short Selling

Some Underlying Fund Managers may engage in selling securities short, which involves the sale of borrowed securities. In the case of uncovered short sales, since the borrowed securities sold short must later be replaced by market purchases, any appreciation in the market price of these securities results in a loss. Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities.

Arbitrage Strategies

The use of arbitrage strategies in no respect should be taken to imply that the Fund, an Underlying Fund or Sub-Fund’s use of such strategies is without risk. Substantial losses may be recognized on “arbitrage” positions, and illiquidity and default on one side of a position may effectively result in the position being transformed into an outright speculation. Every arbitrage strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock for the same underlying firm. Many such funds pursuing arbitrage strategies employ limited directional strategies which expose such funds to market risk.

Convertible Arbitrage Risk

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities ; (2) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics ; and (3) provide the potential for capital appreciation, if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund or Sub-Fund is called for redemption, such Underlying Fund or Sub-Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on such Underlying Fund’s or Sub-Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Equity

The value of equity securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments. Underlying Funds and Sub-Funds may acquire long and short positions in listed and unlisted common equities, preferred equities and convertible securities of U.S. and foreign issuers. Underlying Funds and Sub-Funds may invest in equity securities regardless of market capitalization, including micro and small cap companies. The securities for smaller companies may involve more risk and their prices may be subject to more volatility.

Fixed Income

An Underlying Fund or Sub-Fund may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. An Underlying Fund or Sub-Fund may invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government securities”) or by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).   Risks of investing in original issue discount (“OID”) instruments include the fact that the higher interest rates of OID instruments reflect the payment deferral and credit risk associated with them.  Investors in the Fund share the risks and rewards of OID and market discount.  These risks, however, are not shared by the adviser, who collects higher incentive fees and, in the case of payment-in-kind loans, higher asset-based fees with no deferral of cash payments and no repayment obligation to the Fund should any of these loans prove ultimately uncollectible.  OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.  OID instruments generally represent a significantly higher credit risk than coupon loans.  OID income received by the Fund may create uncertainty about the source of the Fund's cash distributions.  For accounting purposes, any cash distributions to shareholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds.  Thus, although a distribution of OID or market discount interest comes from the cash invested by the shareholders, Section 19(a) of the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital.  In the case of payment-in-kind (“PIK”) debt, the deferral of PIK interest has the simultaneous effects of increasing the assets under management and increasing the base management fee at a compounding rate, while generating investment income and increasing the incentive fee at a compounding rate.  In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.  Finally, OID and market discount instruments create the risk of non-refundable cash payments to the adviser based on non-cash accruals that ultimately may not be realized.

Below “Investment Grade” Securities

Some Underlying Funds and Sub-Funds may invest in bonds or other fixed income securities, including, “high yield” (and, therefore, high risk) debt securities , also known as “junk bonds”. These securities may be below “investment grade ”, have speculative characteristics and are subject to uncertainties and exposure to adverse business, financial or market conditions which could lead to the issuer’s inability to make timely interest and principal payments. The market values of these securities tend to be more sensitive to individual corporate developments and general economic conditions than do higher rated securities.

Mortgage-Backed Securities

Some Underlying Funds and Sub-Funds may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect an Underlying Fund or Sub-Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that an Underlying Fund or Sub-Fund may have entered into for these investments, resulting in a loss. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

Some Underlying Funds and Sub-Funds may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities (“ARMS”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

Money Market Investments

The Fund, some Underlying Funds and Sub-Funds may invest, pending allocation of the offering proceeds, for liquidity, for defensive purposes or otherwise, some or all of their assets in high quality fixed income securities, money market instruments, repurchase agreements and money market mutual funds, or hold cash or cash equivalents.  Money market instruments are high quality, short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation.

The turnover rate within such Underlying Funds or Sub-Funds is expected to be significant, potentially involving substantial brokerage commissions and fees.  The Adviser and Sub-Advisers will have no control over this turnover.

Counterparty Risk

Some of the markets in which the Fund, Underlying Funds and Sub-Funds invest and trade are over-the-counter or “interdealer” markets. The participants in these markets typically are not subject to the type of strict credit evaluation and regulatory oversight applicable to members of “exchange based” markets, and transactions in these markets typically are not settled through clearinghouses that guarantee the trades of their participants. This results in the risk that a counterparty may not be able to settle a transaction in accordance with its terms because of a credit or liquidity problem of the counterparty, thereby ultimately exposing the Fund to loss. In addition, in the case of a default by a counterparty, the Fund, Underlying Fund or Sub-Fund could become subject to adverse market movements while it attempts to execute a substitute transaction.

“Counterparty risk” is accentuated in the case of contracts having longer maturities, where events may intervene to prevent settlement, or where an investor has concentrated its transactions with a single or small number of counterparties. The Fund, Underlying Funds and Sub-Funds are generally not restricted from dealing with any particular counterparties or from concentrating any or all of their transactions with one counterparty.

Portfolio Concentration

Because each Underlying Fund Manager and managers of Sub-Funds will trade independently of the others, the trading losses of some Underlying Fund Managers and managers of Sub-Funds could offset trading profits achieved by the profitable Underlying Fund Managers and managers of Sub-Funds. Different Underlying Fund Managers and managers of Sub-Funds might compete for the same investment positions. Conversely, some Underlying Fund Managers and managers of Sub-Funds may take offsetting positions which from the Fund’s perspective, would directly or indirectly result in transaction costs for the Fund without the possibility of profits.

Trading in Non-U . S . Companies and Markets

Some Underlying Funds and Sub-Funds may invest in non-U.S. companies and/or trade in non-U.S. markets. Trading in the securities of non-U.S. companies involves certain considerations not usually associated with trading in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gains or other income; the small size of some markets in foreign countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U . S . standards and, consequently, less information may be available to investors in companies located in foreign countries than is available to investors in companies located in the U . S . There is also less regulation, generally, of the financial markets in foreign countries than there is in the U . S . For example, some foreign exchanges, in contrast to domestic exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a contract and not of an exchange or clearing corporation. In such a case, an investor is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts.

Repurchase Agreements

The Fund, Underlying Funds and Sub-Funds may invest in repurchase agreement transactions. Repurchase agreements are transactions under which the buyer acquires ownership of securities, and the seller agrees, at the time of the sale, to repurchase the securities on a mutually agreed upon date and price thereby determining the yield during the holding period. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the buyer may incur a loss to the extent that the proceeds it realizes on the sale of the security are less than the repurchase price. The Fund, Underlying Funds and Sub-Funds also may engage in repurchase agreement transactions, including a “continuing contract” or “open” repurchase agreement under which the seller has a continuing obligation to repurchase the underlying obligation from the Fund, Underlying Fund and Sub-Fund on demand and the effective interest rate is negotiated on a daily basis.

Purchasing Initial Public Offerings

The Fund, some Underlying Funds and Sub-Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund, Underlying Funds and Sub-Funds to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

Currencies

Some Underlying Funds and Sub-Funds may invest a portion of their assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. dollar. An Underlying Fund or Sub-Fund may or may not seek to hedge all or any portion of its foreign currency exposure. To the extent unhedged, the value of the position will fluctuate with U.S. dollar exchange rates as well as the price changes of its investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which an Underlying Fund or Sub-Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of such securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on an Underlying Fund or Sub-Fund’s non-U.S. dollar securities.

Swap Agreements

Some Underlying Funds and Sub-Funds may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease an Underlying Fund’s or Sub-Fund’s exposure to equity securities, long-term or short-term interest rates, foreign currency values, corporate borrowing rates or other factors. Swap agreements can take many different forms and are known by a variety of names.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Underlying Fund’s or Sub-Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the individual equity values, specific interest rate, currency or other factors that determine the amounts of payments due to and from the counterparties. If a swap agreement calls for payments by an Underlying Fund or Sub-Fund, such Underlying Fund or Sub-Fund must be prepared to make such payments when due.

Distressed Companies

Certain of the companies in whose securities the Fund, an Underlying Fund or Sub-Fund may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. The Fund’s or some Underlying Funds’ and Sub-Funds’ investments in any instrument may be subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which the Fund or some Underlying Funds and Sub-Funds may invest may be less than investment grade (commonly referred to as junk bonds), which may result in such Underlying Fund’s and Sub-Fund’s experiencing greater risks than it would if investing in higher rated instruments.

Restricted and Illiquid Investments

The Fund, some Underlying Funds and Sub-Funds may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

When registration is required to sell a security, the Fund, an Underlying Fund or a Sub- Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time such Fund, Underlying Fund or Sub- Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, such Fund, Underlying Fund or Sub- Fund might obtain a less favorable price than the price that prevailed when such Fund, Underlying Fund or Sub- Fund decided to sell.   The Fund, Underlying Funds and Sub-Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

The Fund’s interests in Underlying Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund’s ability to liquidate an interest and withdraw from Underlying Funds will likely be limited, and certain Underlying Funds may impose lock-up periods, and or gates during which time no redemptions or withdrawals may be made, or assess fees for withdrawals. The illiquidity of these Underlying Funds’ interests may adversely affect the Fund were it to have to sell or redeem interests at an inopportune time.

Risks Related to Underlying Funds

Investments in Other Funds, R eplacement of Those Funds

The Fund invests in Underlying Funds and the Adviser and the Sub-Advisers have no control of, and exercise  no influence over, the trading policies or strategies of the Underlying Funds. The Adviser and the Sub-Advisers may not be able to react quickly to changing investment circumstances due to the limited liquidity of investments in Underlying Funds.

Investment decisions of Underlying Funds are made by Underlying Fund Managers independently of each other so that, at any particular time, one Underlying Fund may be investing in a Sub-Fund at the same time that another Underlying Fund is redeeming from that Sub-Fund. From the perspective of the Fund, transactions of this sort could result in the Fund’s directly or indirectly incurring certain transaction costs without accomplishing any net investment result. The Underlying Funds trade independently of one another and may at times hold economically offsetting positions. In addition, Underlying Funds that invest in a particular sector may be subjected to differing or increased risks relating to such sector.

Underlying Funds may permit or require that redemptions of interests be made in- kind. Upon its withdrawal of all or a portion of its interest in Underlying Funds, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Adviser and the Sub-Advisers would seek to cause the Fund to dispose of these securities in a manner that is in the best interests of the Fund. The Fund may not be able to withdraw from Underlying Funds except at certain designated times, limiting the ability of the Adviser and the Sub-Advisers to withdraw assets from Underlying Funds that may have poor performance or for other reasons .

Allocations among Sub-Advisers and Underlying Funds

The Adviser may, from time to time, in its sole discretion, change the percentage of the Fund’s assets allocated to each of the Sub-Advisers.  In addition, the Adviser and the Sub-Advisers may, from time to time, change the percentage of the Fund’s assets allocated to each of the Underlying Funds. Allocation changes may occur for a number of reasons including as a result of: the Fund receiving additional capital contributions during periods when certain Underlying Funds may no longer be accepting additional capital (for example, because of capacity restrictions), a more favorable investment opportunity or investment restrictions imposed by the 1940 Act.  At times, the Fund might have to place some or all of any additional capital with other Underlying Funds. The Fund’s success may depend, therefore, not only on the Sub-Advisers and the Underlying Funds that the Adviser and the Sub-Advisers have selected for the Fund and its ability to allocate the assets of the Fund successfully among those Underlying Funds, but also on the Adviser’s and Sub-Advisers’ ability to identify new Underlying Funds.  Although not anticipated, the Fund’s investment policies might result in substantial Underlying Fund turnover.  Replacement of Underlying Funds may involve greater fees, which will be borne indirectly by the Fund.

Layering of Fees, Incentive Compensation

The Fund’s fees and expenses include the Management Fee payable to the Adviser. The Fund, directly and indirectly, will also bear its allocable share of the costs and expenses of the Underlying Funds, including its allocable share of the management and incentive compensation paid to Underlying Fund Managers and managers of Sub-Funds. This may result in three levels of fees and potentially greater expenses than would be associated with direct investments in pooled investment vehicles. The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investments.

Each Underlying Fund generally will be entitled to receive a management fee of between 0.50% and 1.25% and a performance-based allocation, expected to range up to 20% of the net profits, in some cases in excess of a hurdle rate. The performance-based allocation that will be received by an Underlying Fund may create an incentive for the Underlying Fund to select Sub-Funds that pursue more risky and speculative strategies than would be the case in the absence of such allocation. In addition, because the performance-based allocation is calculated on a basis that includes realized and unrealized appreciation, the allocation may be greater than if it were based solely on realized gains.

Each Underlying Fund may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance. Furthermore, when the Fund replaces an unprofitable Underlying Fund, the loss carry forward generated by such Underlying Fund’s trading is eliminated for purposes of calculating subsequent performance compensation. Thus, the Fund may bear its allocable share of substantial incentive compensation to certain Underlying Funds even during a period when the Fund overall is incurring significant losses.

Valuation

In calculating the Fund’s NAV, the Fund’s Valuation Procedures may require the Adviser to fair value some or all of the Underlying Funds (See the Section entitled, “Net Asset Value” below for more information).  In fair valuing an Underlying Fund, the Adviser may rely, among other things, on the Underlying Fund’s valuations of the Fund’s investment in its fund. The Funds of Hedge Funds may, in turn, rely on a Sub-Fund’s valuation of the Funds of Hedge Funds’ investment in such fund. Should an Underlying Fund’s valuation be overstated, if the Fund redeemed such investment, it could receive substantially less proceeds than anticipated, reducing the value of the Fund.

Trend Following

Some Underlying Funds and Sub-Funds may use computer pricing models to identify apparently overpriced or underpriced options in relationship to an assumed norm. In addition, analyses of price and other fluctuations over time may be used to discern and predict trends. Trading based on such analyses is subject to the risks that options premiums will not increase or decrease as predicted by the analysis, or that trades dictated by the analysis may not be executed in time to take advantage of the price disparities. This latter risk is likely to materialize when numerous market makers use similar analyses, all of which dictate the desirability of executing identical or similar contracts. In the past, there have been periods without identifiable trends and, presumably, such periods will continue to occur. Trading models or analyses that depend upon the forecasting of trends will not be profitable if there are not identifiable trends of the kind that the models or analyses seek to follow. Any factor which would make it more difficult to execute trades in accordance with the models or analyses signals, such as a significant lessening of liquidity in a particular market, would also be detrimental to profitability.

Past Performance, Change in Trading Style

     An Underlying Fund Manager’s or manager of a Sub-Fund’s trading strategies may change over time. There can be no assurance that any trading strategies will produce profitable results or that past performance of an Underlying Fund Manager’s or manager of a Sub-Fund’s trading strategies indicates future profitability. Furthermore, an Underlying Fund Manager’s or manager of a Sub-Fund’s trading methods may be dynamic and evolve. Thus, an Underlying Fund Manager or a manager of a Sub-Fund may not always use the same trading method in the future that was used to compile performance histories .

Custody Risk

Custody of the Fund’s assets will be held in accordance with the requirements of the 1940 Act and the rules there under. However, the Underlying Funds may not be required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Underlying Funds have placed their assets could impair the operational capabilities or the capital position of such funds and may, in turn, have an adverse impact on the Fund.

Operational Issues

Investing in Underlying Funds and Sub-Funds exposes investors to operational risks distinct from the risks associated with Underlying Fund Managers’ and managers of Sub-Funds’ investment strategies such as operational structure and transparency. Potential operational issues may include the methods an Underlying Fund Manager or manager of a Sub-Fund uses to price securities, its organizational structure and technological infrastructure and the use of soft dollars. Many Underlying Funds and Sub-Funds are small companies with minimal operating histories run by individuals with limited business management experience. Consequently, Underlying Fund and Sub-Fund investors can be exposed to start-up operational risks.

Limited Information

Although an Underlying Fund Manager may receive certain information from a manager of a Sub- Fund regarding the Sub- Fund’s historical performance and investment strategy, the Underlying Fund Managers may not be given access to information regarding the actual investments made by managers of Sub- Funds . Moreover, the types and detail of information furnished by managers of Sub- Funds may vary over time and Underlying Fund Managers generally will not know the composition of managers of Sub- Funds portfolios with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets. Therefore, an Underlying Fund Manager may not be in a position to redeem from a Sub-Fund investment until after such information has been received.

Potential Conflict of Interest

The investment activities of the Adviser, the Sub-Advisers, the Underlying Funds and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  For example, the Portfolio Manager manages other accounts with like investment strategies and fees earned by the Portfolio Manager could differ between the Fund and the other accounts.  Thus, the Portfolio Manager could favor one account over another in allocating new investment opportunities that have limited supply or in the order in which it places orders to redeem identical investments.  The Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion and the Adviser has a policy that seeks t o allocate opportunities on a fair and equitable basis and redeem investments proportionally.  In addition, should the Adviser or a Sub-Adviser use leverage, that would increase the amount of the Fund’s assets which it is managing, thus increasing the fee that it receives.  As a result, the Adviser and the Sub-Adviser are paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser and the Sub-Adviser. The Adviser and the Sub-Advisers also have a corresponding incentive not to deleverage the fund when it would otherwise be appropriate to do so.

Manager Misconduct or Bad Faith

The Fund ordinarily will not have custody or control over the assets it allocates to Underlying Funds. As a result, it will be difficult, and likely impossible, for the Adviser and the Sub-Advisers to protect the Fund from the risk of Underlying Fund fraud, misrepresentation or simple bad judgment. Among other things, an Underlying Fund could divert or abscond with the assets allocated to it, fail to follow its stated investment strategy and restrictions, issue false reports or engage in other misconduct. This could result in serious losses to the Fund. The Underlying Funds generally are private and have not registered their securities or investment advisory operations under federal or state laws.  The Fund will take certain precautions to protects its assets.  These include verifying assets with custodians and conducting due diligence on Underlying Funds to determine whether investment management and custody of Underlying Fund assets will be separated.  It is unlikely that the Fund will invest in an Underlying Fund that does not have an independent, unaffiliated third party custodying Underlying Fund assets.

Wide Investment Discretion

The governing documents of the Underlying Funds typically will not impose significant restrictions on the manner in which the managers of such funds may invest and trade for such funds, and often will permit the managers to invest and trade in a broad range of securities and other financial instruments. As a result, the Underlying Funds may from time to time modify their investment strategies in response to changing market conditions, in some cases without notice to the Fund. Any such modification could involve changes in the types of securities and other instruments an Underlying Fund uses to implement its strategy, as well as changes in the markets in which such securities and other instruments trade. There can be no assurance that any such modification would be successful or not result in losses to the Fund.

Lack of Information on Underlying Funds

The Adviser and the Sub-Advisers may lack certain information concerning changes in Underlying Funds. Therefore, the Adviser and the Sub-Advisers may not be in a position to redeem from an Underlying Fund until after such information has been received.

Sole Principal

Some of the Underlying Funds to whom the Fund has allocated or may allocate capital may consist of only one or a limited number of principals. If the services of any of these principals became unavailable, the Fund might sustain losses.

Misuse of Confidential Information

In trading public securities, there are consequences for trading on insider information, and the Adviser expects that Underlying Funds will use only public information.  Although the Adviser conducts thorough due diligence on each Underlying Fund and therefore does not anticipate this happening, an Underlying Funds may be charged with misuse of confidential information. If that were the case, the performance records of these managers could be misleading. Furthermore, if an Underlying Fund or other entity with which the Fund invests has engaged in the past or engages in the future in such misuse, the Fund could be exposed to losses.

Limits of Risk Disclosures

The above discussion covers certain risks associated with an investment in the Fund, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund. Prospective Unitholders should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. An investment in the Fund should only be made by Unitholders who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the financial risks of the investment including loss of principal. In addition, the Fund’s investment program will evolve over time, an investment in the Fund will likely be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

Distributions

The Fund intends to make an Annual Distribution to each Unitholder as of the last business day of each calendar year. Annual Distributions will be made pro rata based on the number of Units held by such Unitholder and will be net of Fund expenses. For U.S. federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, are distributed at least annually to holders of Units. Unless a Unitholder elects to receive an Annual Distribution in the form of cash , all Annual Distributions are reinvested in full and fractional Units at the net asset value per Unit next determined on the payable date of such Annual Distributions. A Unitholder may elect to receive an Annual Distribution in the form of cash by submitting a written request to the Fund no later than 90 days prior to the payable date of such Annual Distribution. Any such cash payment will be made by check, ACH or wire as soon as practicable after the last calendar day of the calendar year in which the Annual Distribution is declared. The Fund is not responsible for any failure of a payment to reach a Unitholder . The automatic reinvestment of Annual Distributions does not relieve Unitholders of any U.S. federal income tax that may be payable (or required to be withheld) on such Annual Distributions. See “Certain Tax Considerations.”

USE OF PROCEEDS

The proceeds from each sale of Units, net of the Fund’s fees and expenses, are invested in accordance with   the investment objective and policies of the Fund .  The Fund expects such proceeds to be fully invested within three months of receipt.   The investment of such proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments or other securities pending their investment in Underlying Funds or Beta Exposure. Such other investments may be less advantageous and, as a result, the Fund may not achieve its investment objective with respect to those assets.

MANAGEMENT

Board of Trustees and Investment Adviser

The Board of Trustees has overall management responsibility for the Fund. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund.

Financial Solutions, Inc., 320 South Boston, Suite 1130, Tulsa, OK 74103, serves as the investment adviser to the Fund. Established in 1984, the Adviser is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions.  The Adviser has not previously managed a registered fund.  As of June 30, 2012 the Adviser had $735 million in assets under management.  The Adviser is controlled by Gary W. Gould, the Portfolio Manager.

Centennial Partners LLC, 6410 Poplar Avenue, Suite 650, Memphis TN 38119 serves as a Sub-Adviser to the Fund, and is controlled through equity interests by Zilker Park Partners, LLC, Thomas J. Meredith and Alex C. Smith.

Pluscios Management LLC, 1603 Orrington Avenue #750, Evanston, IL 60201 serves as a Sub-Adviser to the Fund, and is controlled through equity interests by Constance T. Teska and Kelly A. Chesney.

The Adviser provides portfolio management services to the Fund for a monthly management fee, computed and accrued daily, charged to the Fund at the annual rate of 1.07%.

The Adviser has contractually agreed to waive management fees and reimburse expenses so that the Fund’s total ordinary annual operating expenses (exclusive of brokerage commissions, taxes , acquired fund expenses and extraordinary expenses, if any) will not exceed 1.60% of the average daily net assets of the Fund at least through December 31, 2014. Net expenses of the Fund may increase if the exclusions noted above would apply .

The Adviser supervises the Sub-Advisers and provides office space and executive and other personnel to the Fund.  The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization. The Adviser will initially advance to the Fund all costs and expenses incurred in connection with the Fund’s organization and establishment, and the costs incurred in connection with the initial offering of Units (the “Fund Organizational Expenses”), which in turn may be paid or reimbursed by the Fund (subject to the Expense Reimbursement). The Fund Organizational Expenses may be amortized over a period of 12 months (or such shorter period as determined by the Board).

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement and each Sub-Advisory Agreement will be available in the Fund’s next [semi-]annual report to shareholders.

Portfolio Manager

The Fund’s portfolio is managed by Gary W. Gould , who has served as Managing Principal of the Adviser for the past fourteen years.  Mr. Gould has a BS in Finance from Oklahoma State University .   Mr. Gould’s 28 years of investment advisory experience has included advisory relationships with Fortune 100 companies, Banking, Insurance, Endowments and Foundations and High Net Worth clients.   Mr. Gould has managed Portable Alpha exposure since October 1, 1998.  He has sixteen years of experience utilizing and providing due diligence on individual hedge fund and hedge fund of funds strategies.  In addition, Mr. Gould has fourteen years of experience utilizing financial futures to provide beta exposure.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

Administrator , Fund Accountant, Transfer Agent and Compliance Services

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”), located at 3 Canal Plaza, Portland, ME 04101, provides certain administration, compliance, portfolio accounting and transfer agency services to the Fund and the Trust and supplies certain officers to the Trust, including a Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.   Pursuant to the Atlantic Services Agreement (the “Services Agreement”), the Fund pays Atlantic a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

Distributor

The Fund’s Units are distributed by Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor serves on a best efforts basis, subject to various conditions.  The Distributor is not required to buy any Units and does not intend to make a market in the Units.  There is no sales charge for purchases of Units.  The Distributor may enter into related selling group agreements with various broker-dealers to assist in the distribution of Units.  Units are available to investors investing through broker -dealers or other financial intermediaries where such broker -dealer or financial intermediary has agreed to provide certain administrative services.

Custodian

Union Bank, N.A. is the custodian of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities and other investments bought and sold by the Fund.   The Custodian’s principal place of business is at 350 California Street, 6th Floor, San Francisco, California 94104.

NET ASSET VALUE

The Fund will compute its net asset value as of the last business day of each month within 10 business days of the last day of the month. In determining its net asset value, the Fund will value its investments as of such month-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses.  It is expected that the assets of the Fund will consist primarily of the Fund’s interest in the Underlying Funds, the Beta Exposure and the cash Buffer Account.  The net asset value per Unit of the Fund will equal the net asset value of the Fund divided by the number of outstanding Units. The Board has approved procedures pursuant to which the Fund will value its investments in Underlying Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Underlying Fund in accordance with the Underlying Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Underlying Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Fund based on the most recent value reported by the Underlying Fund, as well any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

Prior to investing in any Underlying Fund, the Adviser or the Sub- Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser or the Sub-Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser or the Sub-Adviser will review the valuations provided by the investment advisers to the Underlying Funds, the Adviser , the Sub-Advisers and the Board will not be able to confirm independently the accuracy of valuations provided by such investment advisers (which are unaudited).

The Fund's valuation procedures require the Adviser and the Sub-Advisers to consider all relevant information available at the time the Fund values its portfolio. The Adviser , the Sub-Advisers and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of an Underlying Fund does not represent the fair value of the Fund's interests in the Underlying Fund. Although redemptions of interests in Underlying Funds are subject to advance notice requirements, Underlying Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Underlying Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Underlying Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Underlying Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Underlying Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the investment advisers of the Underlying Funds, upon which the Fund calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Underlying Funds are audited by those Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund   received by Unitholders who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the investment advisers or revisions to net asset value of an Underlying Fund adversely affect the Fund's net asset value, the outstanding Units will be adversely affected by prior repurchases to the benefit of Unitholders who had their Units repurchased at a net asset value per Unit higher than the adjusted amount.

Conversely, any increases in the net asset value per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Unitholders who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. The same principles apply to the purchase of Units. New Unitholders may be affected in a similar way.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Underlying Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser or the Sub-Adviser , in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser and Sub-Advisers are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser and the Sub-Advisers invest the assets of the Fund in securities or other instruments that are not investments in Underlying Funds, the Fund will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market, or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded. If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company's net asset value per share. Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser , the Sub-Advisers and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.  Debt securities will be valued in accordance with the Fund's valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser or the Sub-Adviser , which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close.   On occasion, the values of securities and exchange rates may be affected by events occurring between the time that the determination of such values or exchange rates are made and the time that the the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Expenses of the Fund, including the Adviser's management fee and the costs of any borrowings, are accrued on a monthly basis on the day the net asset value is calculated and taken into account for the purpose of determining net asset value.  Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Adviser, the Sub- Advisers or t he Underlying Funds Managers should prove incorrect. Also, the Underlying Fund Managers will only provide determinations of the net asset value of Underlying Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

CERTAIN TAX CONSIDERATIONS

    The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Units.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of Unitholders subject to special treatment under U.S. federal income tax laws, including Unitholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.  This summary assumes that Unitholders hold Units as capital assets (generally, property held for investment).  The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  The Fund has neither sought nor will seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.  It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Unitholder” is a beneficial owner of Units that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a trust, if a court within the United States has primary supervision over its administration and one of more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Unitholder” is a beneficial owner of Units that is not a U.S. Unitholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  A prospective Unitholder that is a partnership holding Units or a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Units.

Tax matters are very complicated and the tax consequences to an investor of an investment in Units will depend on the facts of its particular situation. Unitholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code.  As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to Unitholders as dividends.  To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to Unitholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

      If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to Unitholders.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Unitholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s ordinary income for each calendar year, (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending [October 31] in that calendar year and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.”  The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

      To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock or securities, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

-
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. Specifically, the Fund intends to elect to mark-to-market at the end of each taxable year its shares in Underlying Funds that are classified as passive foreign investment companies (a “PFIC”) for U.S. federal income tax purposes. Furthermore, the Fund expects that all or substantially all of the Underlying Funds will be treated as PFICs for which it intends to make a mark-to-market election. As a result, with respect to its investments in PFICs, at the end of each taxable year the Fund will recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. [Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to Unitholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.]

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act (and is expected) to borrow funds and to sell assets in order to satisfy distribution requirements. However the Fund, under the 1940 Act, is not permitted to make distributions to Unitholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by (1) the illiquid nature of its portfolio and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Test, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to Unitholders. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to Unitholders. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Unitholders

Distributions by the Fund generally are taxable to U.S. Unitholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Unitholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Units. Distributions will not be eligible for the dividends received deduction allowed to corporate Unitholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Unitholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Unitholders, regardless of the U.S. Unitholder’s holding period for its Units and regardless of whether paid in cash or reinvested in additional Units. However, due to the Fund’s principal investment strategy focusing on investments in PFICs, most of the Fund’s income is expected to be ordinary income, and therefore most distributions are not expected to be designated as “capital gain dividends” eligible for the reduced rate of tax. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Unitholder’s adjusted tax basis in such Unitholder’s Units and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Units to such U.S. Unitholder.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Unitholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or

December of any calendar year, payable to Unitholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Unitholders on December 31 of the year in which the dividend was declared. Unitholders who receive distributions in the form of Units will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to Unitholders even though they are reinvested in additional Units.

Pursuant to the Fund’s “opt out” dividend reinvestment plan, when the Fund declares a dividend, each Unitholder that has not made a Distribution Election will automatically have their dividends reinvested in additional Units. To the extent Unitholders make a Distribution Election, the Fund may pay any or all such dividends in a combination of cash and Units. Depending on the circumstances of the Unitholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such Unitholder would have to pay the tax using cash from other sources. A Unitholder that receives Units pursuant to a distribution generally has a tax basis in such Units equal to the amount of cash that would have been received instead of Units as described above, and a holding period in such Units that begins on the b usiness day following the payment date for the distribution.

A U.S. Unitholder generally will recognize taxable gain or loss if the U.S. Unitholder sells or otherwise disposes of its Units. Such Unitholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Units sold or otherwise disposed of. Upon such disposition of such Unitholder’s Units, the Fund will report the gross proceeds and cost basis to such Unitholder and the IRS. For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such Unitholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Unit lot identification. The cost basis method elected by the Unitholder (or the cost basis method applied by default) for each disposition of Units may not be changed after the settlement date of each such disposition of Units. If a Unitholder holds its Units through a broker (or other nominee), such Unitholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Unitholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the Unitholder has held its Units for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of Units may be disallowed if other Units are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Unitholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Units). Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Unitholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate U.S. Unitholders with net capital losses for a year ( i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Unitholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Unitholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Unitholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. Unitholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Unitholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Unitholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Unitholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies the Fund that such Unitholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Unitholder’s U.S. federal income tax liability and may entitle such Unitholder to a refund; provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Unitholders

Whether an investment in Units is appropriate for a Non-U.S. Unitholder will depend upon that person’s particular circumstances. An investment in Units by a Non-U.S. Unitholder may have material and adverse tax consequences. Non-U.S. Unitholders should consult their tax advisers before investing in Units.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Unitholders, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. Unitholder, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold federal tax if the Non-U.S. Unitholder complies with applicable certification and disclosure requirements. Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Unitholders are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Unitholder and gain realized by a Non-U.S. Unitholder upon the sale of Units will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Unitholder in the United States or (b) the Non-U.S. Unitholder is an individual, has been present in the United States for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Unitholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Unitholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Unitholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Unitholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Unitholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Units may not be appropriate for certain Non-U.S. Unitholders.

A Non-U.S. Unitholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Unitholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Unitholder or otherwise establishes an exemption from backup withholding.

Legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain Non-U.S. Unitholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Non-U.S. Unitholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of Units. While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice and in proposed regulations issued on February 8, 2012, that future regulatory guidance will provide for a phased-in implementation of these provisions, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015. The preamble to the proposed regulations provides that withholding on certain “passthrough payments” will begin no earlier than January 1, 2017.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Units.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to Unitholders, nor would they be required to be made. Distributions would generally be taxable to non-corporate Unitholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Unitholders would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Unitholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets of an employee benefit plan subject to ERISA (an “ERISA Plan”), or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the Plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result, (1) neither the managers of Sub-Funds, Underlying Fund Managers, the Adviser or the Sub-Advisers will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities ; and (2) transactions involving the assets and investments of the Fund, the Alpha Engine, Buffer Account, and the Beta Exposure will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

The Fund will require an ERISA Plan proposing to invest in the Fund to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or the Sub-Advisers or with other entities that are affiliated with the Adviser or the Sub-

Advisers . Each of the Adviser or the Sub- Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. A fiduciary of a Plan investing in the Fund will be required to represent: that the decision to invest in the Fund was made by it as a fiduciary that is independent of the Adviser or the Sub-Advisers , and their affiliates; that it is duly authorized to make such investment decision; and it has not relied on any individualized advice or recommendation of the Adviser, the Sub-Advisers , or their affiliates, as a primary basis for the decision to invest in the Fund and that its investment in the Fund will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this prospectus, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

ORGANIZATION AND DESCRIPTION OF UNITS

The Fund is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated August 1, 2011, which provides that each Unitholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of the Fund’s Trustees or by a vote of the Fund’s Unitholders (i) if the approval of such amendment by the Unitholders is required by law ; (ii) if the amendment is submitted to the Unitholders for approval by the Trustees ; or (iii) in certain limited circumstances set forth in the Declaration of Trust.

The Units are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund’s knowledge, is there, or is there expected to be, any secondary trading market in the Units.

Subscription Terms

The Fund currently intends to accept subscriptions for Units at least five (5) business days prior to the last business day of each calendar month through such date or at such other times as may be determined by the Fund’s Board. The Fund’s Board may discontinue accepting subscriptions at any time. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date as outlined in the subscription agreement in the full amount of the subscription. Although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Unitholder may not become a Unitholder until cleared funds have been received, and the prospective Unitholder is not entitled to interest or performance returns until accepted as a Unitholder. The Fund must have received a completed subscription agreement and other subscription documents, as well as payment for Units, at least five (5) business days before the applicable subscription date as outlined therein. The Fund reserves the right to reject any subscription for Units and the Adviser may, in its sole discretion, suspend subscriptions for Units at any time and from time to time.

Investment Minimums

The minimum initial investment in the Fund from each Unitholder is $50,000 and the minimum additional investment in the Fund is $ 5,000 . The minimum initial and additional investments may be reduced by the Fund with respect to individual Unitholders or classes of Unitholders (for example, with respect to employees of the Adviser or its affiliates). The Fund may accept investments for a lesser amount under certain circumstances, including where a Unitholder has significant assets under the management of the Adviser or an affiliate, in the case of regular follow-on investments, and other special circumstances that may arise (with no specified minimum). There are no initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans. The Fund may, in its discretion, cause the Fund to repurchase all of the Units held by a Unitholder if the capital account balance in the Fund, as a result of repurchase requests by the Unitholder, is less than $50,000.

Capital Contributions

Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by any Unitholder must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

Each new Unitholder must agree to be bound by all of the terms of the Fund’s Declaration of Trust. Each potential Unitholder must also represent and warrant in a subscription agreement, among other things, that the Unitholder is an Eligible Investor as described below and is purchasing a Unit for its own account and not with a view to the distribution, assignment, transfer or other disposition of the Unit.

Subscription Documents can be found in Appendix B-Subscription Documents.

Investor Eligibility

Each investor will be required to represent that he, she or it is acquiring Units directly or indirectly for the account of an Eligible Investor, which includes persons who meet one of the following tests:

•
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

•
Any natural person who has a net worth or joint net worth with that person’s spouse, at the time of purchase that exceeds $1,000,000 (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units except that if the amount of such indebtedness outstanding at the time of the sale of Units exceeds the amount outstanding 60 days before such time other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units) ;

•
Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

•
A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

•	An individual or entity having an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

•	A Trustee or executive officer of the Fund;

•
An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; or (iv) a Delaware or similar statutory trust;

•
An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” or “savings and loan association,” (within the meaning of Regulation D under the Securities Act of 1933 (the “1933 Act ”)) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

•	A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended;

•	An investment company registered under the 1940 Act;

•	An entity that has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;
•	An insurance company as defined in Section 2(a)(13) of the 1933 Act;

•
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

•	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

•	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

•	An entity in which all of the equity owners meet one or more of the qualifications set forth above.

After an initial purchase, existing Unitholders subscribing for additional Units will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund will appear in an application form that must be completed by each prospective Unitholder.

REPURCHASES AND TRANSFERS OF UNITS

No Right of Redemption

There is no public market for Units and none is expected to develop. Units are generally not freely transferable and liquidity will normally be provided only through limited tender offers that may be made from time to time by the Fund.  No Unitholder will have the right to require the Fund to redeem the Units or portion thereof.  An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

Repurchases of Units

Units repurchased less than one year following the date of the purchase of the particular Units being tendered will be subject to an early repurchase charge of 2.00% (of repurchase proceeds) paid to the Fund.

The Fund expects to offer to repurchase outstanding Units pursuant to written tenders by Unitholders from time to time. Tender offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Units or a specific number of Units that have provided written tender requests.  Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all Unitholders or persons holding Units acquired from Unitholders.  When the Board determines that the Fund will repurchase Units or portions thereof, notice will be provided to each Unitholder describing the terms thereof, and containing information Unitholders should consider in deciding whether and how to participate in such repurchase opportunity.  The Board expects that the Fund may consider offering to repurchase Units quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a business day, on the last business day of such calendar quarter). The Board will consider the following factors, among others, in making its determination:

•	The recommendation of any investment adviser;

•	Whether any Unitholders have requested to tender Units or portions thereof to the Fund;

•	The liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	The investment plans and working capital requirements of the Fund;

•	The relative economies of scale with respect to the size of the Fund;

•	The history of the Fund in repurchasing Units or portions thereof;

•	The availability of information as to the value of the Fund’s assets;

•	The economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	The anticipated tax consequences to the Fund of any proposed repurchases of Units or portions thereof.

The Fund’s assets consist primarily of interests in the Underlying Funds and the Beta Exposure. Therefore, in order to finance the repurchase of Units pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in an Underlying Fund and to adjust the Beta Exposure. Because interests in an Underlying Fund are generally not transferable, the Fund may withdraw a portion of its interest in an Underlying Fund only pursuant to the redemption terms of that Underlying Fund which may include a redemption gate. The Fund may decide not to make a tender offer larger than the sum of the amount available for redemption from the Underlying Funds in which it holds an interest.

           Due to liquidity constraints associated with an Underlying Fund’s investments in Sub-Funds, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a quarter end (the “Valuation Date”) that is at least 90 days after the date by which Unitholders must submit a repurchase request. Units will be repurchased at their Net Asset Value determined as of the Valuation Date.  Unitholders tendering Units for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 90 days prior to the date of repurchase by the Fund.   Unitholders who tender may not have all of the tendered Units repurchased by the Fund.  If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Unitholder requests to be repurchased. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the amount tendered by each Unitholder.

The Fund will pay the value of the Units to be repurchased within approximately 90 days after the Valuation Date.  Payment of the purchase price for Units will consist of cash . Notwithstanding anything to the contrary herein, the Board, in its discretion, may cause the Fund to pay all or any portion of the repurchase price in securities in-kind (or any combination of securities in-kind and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. All repurchases of Units will be subject to any and all conditions as the Board may impose in its sole discretion. Subject to the procedures set forth in the Declaration of Trust, the amount due to any Unitholder whose Units are repurchased will be equal to the Net Asset Value of the Unitholder’s Units, as of the Valuation Date. If all of a Unitholder’s Units are repurchased, that Unitholder will cease to be a Unitholder.

Under these procedures, Unitholders will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Valuation Date.   In addition, there will be a substantial period of time between the date that Unitholders must tender Units and the date they can expect to receive payment for their Units from the Fund.

Any Unitholder tendering Units who tenders for repurchase only a portion of the Unitholder’s Units will be required to maintain a capital account balance of at least $50,000. If a Unitholder tenders a portion of the Unitholder’s Units and the repurchase of that portion would cause the Unitholder’s capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of Units to be purchased from the Unitholder so that the required minimum balance is maintained or to tender all of the Unitholder’s Units.   The Fund also reserves the right to reject any tender of Units for repurchase if the tendered amount is less than $10,000, unless the Unitholder is tendering all of the Unitholder’s Units.

The maximum amount of capital that will be repurchased by the Fund during any tender offer generally is not expected to exceed 25% of the Fund’s aggregate NAV on such date.  Tenders to repurchase Units exceeding the cap will be honored pro rata.

When Units are repurchased by the Fund, Unitholders will generally receive cash distributions equal to the value of the Units repurchased. However, at the sole discretion of the Fund, the proceeds of repurchases of Units may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Unitholders not tendering Units for repurchase.   Such investments so distributed may consist of illiquid securities held directly by the Fund, interests in Underlying Funds or portfolio securities held by Underlying Funds that were distributed to the Fund in - kind.   Such investments will not be readily marketable or saleable and may have to be held by such holders for an indefinite period of time.   As a result, an investment in the Fund is suitable only for sophisticated investors.   Any such in-kind distributions will not materially prejudice the interests of remaining Unitholders.   See “Risk Factors.”   Repurchases will be effective after receipt of all eligible written tenders of Units from Unitholders and acceptance by the Fund.

Unitholders who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Units from the Administrator during such period.  However, because the Fund expects to determine its net asset value only on a monthly basis, approximately two weeks after the end of each month, Unitholders may not be able to obtain current information regarding the value of Units when making their decision as to whether to tender Units for repurchase.

A Unitholder who tenders all of its Units to the Fund for repurchase generally will have a taxable event.  Gain, if any, will be recognized by a tendering Unitholder only as and after the

total proceeds received by such Unitholder exceed the Unitholder’s adjusted tax basis in its Units.   A loss, if any, may be recognized only after the tendering Unitholder has received full payment.

The Fund believes that repurchase offers generally will be beneficial to the Fund’s Unitholders, and typically will be funded from available cash or sales of portfolio securities.  However, payment for repurchased Units may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.   The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Units.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Unitholders who do not tender their Units in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.  To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.  Repurchase of the Fund’s Units will tend to reduce the amount of outstanding Units and, depending upon the Fund’s investment performance, its net assets.  A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

The Fund may cancel an offer to repurchase Units (an “Offer”), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (i) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Units tendered pursuant to the Offer; (ii) there is, in the judgment of the Board any: (a) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by f ederal or state authorities or any suspension of payment by banks in the United States that is material to the Fund; (c) limitation imposed by f ederal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (f) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (g) other event or condition that would have a material adverse effect on the Fund or its investors if Units tendered pursuant to the Offer were purchased; or (iii) the Board determines that it is not in the best interest of the Fund to purchase Units pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

The Board may impose other conditions on repurchases of Units.   Repurchases of Units by the Fund are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with these rules.   The Fund believes that the repurchase procedures described above

comply with these requirements.   However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures designed to provide Unitholders substantially the same liquidity for Units as would be available under the procedures described above.

Mandatory Repurchase by the Fund

The Declaration of Trust of the Fund provides that the Fund may repurchase Units of a Unitholder or any person acquiring Units from or through a Unitholder under certain circumstances, including if:

•
The Units have been transferred in violation of the Declaration of Trust, or the Units have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Unitholder;

•
Ownership of the Units by a Unitholder or other person is likely to cause the Fund to be in violation of, or require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
Continued ownership of the Units may be harmful or injurious to the business or reputation of the Fund, the Board or the investment adviser or any of their affiliated persons, or may subject the Fund or any of the Unitholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	Any of the representations and warranties made by a Unitholder or other person in connection with the acquisition of the Units was not true when made or has ceased to be true;

•
With respect to a Unitholder subject to special regulatory or compliance requirements, such as those imposed by the Employee Retirement Income Security Act of 1974, as amended, the Bank Holding Company Act or certain Federal Communication Commission regulations, such Unitholder will likely be subject to additional regulatory or compliance requirements by virtue of continuing to hold Units; or

•	It would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Units.

 Unitholders whose Units, or a portion thereof, are redeemed by the Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Unitholder’s purchase of Units.

Transfer Restrictions

The Units are subject to substantial restrictions on transferability.

Any Units held by a Unitholder may be transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Unitholder or (2) under certain limited instances set out in the Declaration of Trust, with the consent of the Board (which may be withheld in the Board’s sole and absolute discretion).  If a Unitholder transfers Units with the approval of the Board, the Board will promptly take all necessary actions so that each transferee or successor to whom or to which the Units are transferred is admitted to the Fund as a Unitholder.

No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a Unit (or portion of a Unit) unless the following conditions are met: (1) the transferring Unitholder has been a Unitholder for at least six months; (2) the proposed transfer is to be made on the valuation date of an offer by the Fund to repurchase the Unit (or portion of the Unit); and (3) the transfer is one in which the tax basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Unitholder (e.g., certain transfers to affiliates). Notice to the Fund of any proposed transfer of an interest must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

A Unitholder that transfers an interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

By purchasing a Unit, each Unitholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, the Sub-Advisers, each other Unitholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Unitholder in violation of these provisions or any misrepresentation made by such Unitholder in connection with any such transfer.

Dividends and Distributions

To the extent that distributions are authorized by the Board, they will be paid in cash or in - kind on a proportionate basis in accordance with the investment percentages of the Unitholders or re-invested in full .

Investment Minimum s

The minimum initial investment is $50,000 and the minimum subsequent investment is $ 5,000.  The Fund may accept investments for lesser amounts under certain circumstances, including where a Unitholder has significant assets under the management of the Adviser or an affiliate and other special circumstances that may arise. The Fund may reduce the minimum initial investment amount with respect to individual investors or classes of investors (for example, with respect to certain key employees, officers or directors of the Fund, the Adviser or their affiliates) to an amount not less than $25,000.   There are no initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans.

Distributions, Voting and Liquidation Rights

Each common Unit of beneficial interest of the Fund has one vote and Units participate equally with other Units in distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation. All Units, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to the Units. Fund Units do not have cumulative voting rights and, as such, holders of more than 50% of the Units voting for Trustees can elect all Trustees and the remaining Unitholders would not be able to elect any Trustees. The Fund does not intend to hold annual meetings of Unitholders.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the Units, such provisions could have the effect of depriving Unitholders of an opportunity to sell their Units at a premium over prevailing market prices.

Control

As of the date of this Registrant, no person controls the Fund.

NOTICE OF PRIVACY POLICY & PRACTICES

FSI Low Beta Absolute Return Fund recognizes and respects the privacy concerns and expectations of our customers (1) .

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Fund or service providers to the Fund.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose all of the information described above to certain third parties who are not affiliated with the FSI Low Beta Absolute Return Fund under one or more of these circumstances:

•	As Authorized -- if you request or authorize the disclosure of the information.

•
As Permitted by Law -- for example, sharing information with companies who maintain or service customer accounts for the Fund is permitted and is essential for us to provide Unitholders with necessary or useful services with respect to their accounts.

•	Under Joint Agreements -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

SECURITY OF CUSTOMER INFORMATION

We require service providers to the FSI Low Beta Absolute Return Fund (the “Fund”) :

•	To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Fund; and

•	To maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the FSI Low Beta Absolute Return Fund.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former Unitholder of FSI Low Beta Absolute Return Fund .

_____________________________
(1) For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the Fund or its agents, but do not invest in FSI Low Beta Absolute Return Fund Units.

STATEMENT OF ADDITIONAL INFORMATION

[date], 2012

FSI Low Beta Absolute Return Fund
Three Canal Plaza, Suite 600
Portland, Maine 04101

Registrant’s Telephone Number: (207) 347-2090

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of the FSI Low Beta Absolute Return Fund (the “Fund”) dated [date], 2012 (the “Prospectus”). A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above. Capitalized terms used herein have the same meaning as assigned to them in the Prospectus.

2

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the FSI Low Beta Absolute Return Fund are set forth in the Prospectus. Also set forth in the Prospectus are the principal risks associated with the investment strategies of the Underlying Funds.

As described in the Prospectus, the Fund intends to achieve its goal principally through implementation of a Portable Alpha strategy by investing in:  (1) other hedge funds or funds of hedge funds (the “Underlying Funds”), (2) derivatives, including futures contracts, that will provide the Fund with exposure to the market value change of a high quality fixed income portfolio, and (3) high quality short-term fixed income investments to the extent necessary to meets its regulatory and liquidity obligations with respect to the Fund’s derivative investments.

 The Adviser will utilize Sub-Advisers to manage a portion of the Fund’s assets, and is responsible for allocating Fund assets between the Adviser and the Sub-Advisers. The Fund will generally allocate 30% to 60% of its assets among all Sub-Advisers, with the Adviser allocating assets between the Sub-Advisers as it deems appropriate to achieve the Fund’s investment objective. The Fund and the Underlying Funds’ investment objectives are non-fundamental and may be changed by the Board of Trustees and each Underlying Fund Manager , respectively .

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund will allocate between 80% to 94% of total Fund assets in Underlying Funds ( the “ Alpha Engine ”). The Alpha Engine will be made up of the Underlying Funds (including primarily unregistered investment funds, as well as registered investment companies to the extent permitted under Section 12(d) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder). With certain exceptions, such provisions generally permit the Fund to invest up to 3% of the shares of another investment company. The Fund may invest in assets in accordance to Section 12(d)(1)(f) of the 1940 Act and may exceed 5% of total assets in another investment company or 10% of total assets invested among multiple investment companies. The Fund’s investment in other investment companies may include money market mutual funds, which are generally not subject to the percentage limitations set forth above.  The Underlying Funds will generally consist of two or more Funds of Hedge Funds supplemented by hedge funds that don’t invest in other funds (“ Direct Funds ”) as deemed appropriate by the Adviser or by a Sub-Adviser . The result is a portfolio of Underlying Funds that employ a variety of alternative investment strategies. These investment strategies have the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. Additional information regarding the types of securities and financial instruments in which Underlying Fund Managers may invest the assets of Underlying Funds, and certain of the investment techniques that may be used by Underlying Fund Managers and managers of Sub-Funds , are set forth below.

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Equity Securities. The investment portfolios of the Underlying Funds and Sub-Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of such equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Generally, Underlying Fund Managers and managers of Sub- Funds may invest in equity securities without restriction. These investments may include securities issued by companies having relatively small capitalizations, including “micro cap” companies. The prices of the securities of smaller companies may be more volatile than the security prices of larger, more established companies. Such securities are often subject to risks that may not exist or may be less pronounced in the securities of larger companies.

Fixed Income Securities. Underlying Fund Managers and managers of Sub- Funds may trade both investment grade and non-investment grade fixed income securities. Fixed income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. Investment grade fixed income securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by a Rating Agency, have been determined by an Underlying Fund Manager or manager of a Sub- Fund to be of comparable quality. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

Fixed income investors are subject to the risk that the issuer of such securities may be unable or unwilling to meet its principal and/or interest payment obligations. The investor may also experience security price volatility due to factors such as interest rate and/or credit spread fluctuations, changes in the perceived creditworthiness of the issuer and varying levels of market liquidity. Certain fixed income securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and may subject investors to significant yield reductions and/or a loss of principal.

Non-investment grade fixed income securities, including certain convertible debt securities, are considered by Rating Agencies to be predominantly speculative with respect to their issuer’s capacity to pay interest and/or repay principal. Non-investment grade securities in the lowest rating categories may be subject to a substantial risk of default or may be in default. Issuers of non-investment grade securities are generally more susceptible to adverse changes in the economic and business environment than issuers of investment grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities. Underlying Funds and Sub-Funds may invest in equity and fixed income securities of non-U.S. issuers and in depositary receipts such as American Depository

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Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities may be listed on non-U.S. securities exchanges or traded on non-U.S. over the counter markets. Additionally, they may be purchased in private placements and may not be publicly traded. Investments in non-U.S. securities may be affected by risk factors that either do not exist or are less significant in U.S. securities. These factors are listed in the Prospectus under Risk Factors.

As a general matter, Underlying Fund Managers and managers of Sub- Funds are not required to hedge against foreign currency exposure in their portfolios. Consequently, exchange rate fluctuations may cause an Underlying Fund or Sub-Fund to suffer losses on foreign currency denominated securities even though such securities may have appreciated when valued in their base currencies. An Underlying Fund or Sub-Fund may from time to time enter into forward currency exchange contracts (“forward contracts”) either for hedging purposes or to pursue its investment objective. Such contracts create an obligation to purchase or sell a specified currency at a future date at a specified price. When used for hedging purposes, forward contracts allow an Underlying Fund Manager or manager of a Sub- Fund to attempt to insulate an Underlying Fund or Sub-Fund from currency exchange rate volatility risks that may arise from an existing or a planned non-U.S. security portfolio position. There can be no assurance, however, that forward contracts provide an adequate or appropriate hedge when used in this manner. Underlying Fund Managers and managers of Sub- Funds may also use forward contracts as speculative trading instruments in situations such as where they anticipate changes in currency exchange rates.

Underlying Fund Managers and managers of Sub- Funds may invest in ADRs, GDRs or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the security into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and traded in U.S. securities markets and GDRs, in bearer form, are denominated in other currencies and are traded in foreign securities markets. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and therefore, there may be less information available regarding such investments. Additionally, ADRs and GDRs may expose Underlying Funds and Sub-Funds to currency exchange rate volatility.

Money Market Instruments. For defensive purposes during periods of adverse market or economic conditions, the Fund, the Underlying Funds and Sub-Funds may invest some or all of their assets in cash or cash equivalents, such as money market instruments and other short term obligations, at the discretion of the Adviser , the Sub-Advisers and/or the Underlying Fund Managers and managers of Sub- Funds , respectively. Money market instruments are high quality, short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and reverse repurchase agreements entered into with banks or broker-dealers.

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Repurchase Agreements. Repurchase agreements involve the sale of a security by the Fund, an Underlying Fund or Sub-Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the counterparty to a repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund, the Underlying Fund or Sub-Fund. Repurchase agreements may also increase the Fund’s, Underlying Funds’ or Sub-Funds’ level of leverage.

Speculative and Hedging Investment Techniques. Underlying Funds or Sub-Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques that Underlying Funds or Sub-Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Underlying Funds or Sub-Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not function as anticipated and that an Underlying Funds or Sub-Funds may suffer losses as a result of its hedging activities.

Short Selling. Underlying Funds or Sub-Funds may engage in short selling. Short selling involves selling securities, which may or may not be owned by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices. However, to the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales.

Use of Leverage. The Fund , the Direct Funds and Sub-Funds, and to a lesser extent Funds of Hedge Funds, may borrow and may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred. The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. Because of the comparatively small intrinsic profits in relative value positions, some Underlying Fund Managers and managers of Sub-Funds may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. The use of leverage may also increase the volatility of performance.

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Derivatives. The Fund, Underlying Funds or Sub-Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives may be volatile and involve a variety of types and degrees of risk. Derivatives permit the Fund, Underlying Funds or Sub-Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small derivative position could have a large potential impact on the Fund’s, an Underlying Funds’ or Sub-Funds’ performance.

If the Fund, an Underlying Fund or Sub-Fund invests in derivatives at an inopportune time or its manager judges market conditions incorrectly, such an investment may lower the Fund’s, Underlying Funds’ or Sub-Funds’ return or result in a loss. A Fund or an Underlying Fund or Sub-Fund exposed to derivatives may also experience losses if its derivatives are poorly correlated with its other investments, or if the Fund, Underlying Fund or Sub-Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

Options and Futures. Underlying Funds or Sub-Funds may utilize options and futures contracts. They also may use so-called “synthetic” options (notional principal contracts with characteristics of an over-the-counter option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Underlying Fund or Sub-Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Underlying Fund or Sub-Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Underlying Funds or Sub-Funds may include options on baskets of specific securities.

Underlying Funds or Sub-Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. A covered call option is a call option with respect to which an Underlying Fund or Sub-Fund owns the underlying security. The sale of such an option exposes an Underlying Fund or Sub-Fund during the term of the option to a possible loss of the opportunity to realize appreciation in the market price of the underlying security or to a possible loss due to the continued holding of a security that might otherwise have been sold to protect against its price depreciation. A covered put option is a put option with respect to which cash or liquid securities have been placed in a

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segregated account on an Underlying Fund’s or Sub-Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Underlying Funds or Sub-Funds need not be covered.

An Underlying Fund or Sub-Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Underlying Fund or Sub-Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Underlying Fund or Sub-Fund would ordinarily effect a similar “closing sale transaction”, which involves liquidating a position by selling the option previously purchased, although the Underlying Funds or Sub-Funds could exercise the option should it deem it advantageous to do so.

Synthetic option transactions involve the use of two financial instruments that, together, replicate the economic characteristics of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the potential addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Underlying Funds or Sub-Funds may trade in derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC ”). The Fund has claimed an exemption from the Commodity Pool Operator (“CPO ”) registration and disclosure requirements under the rules of the CFTC and therefore are not subject to regulation or registration as a CPO.

Underlying Funds or Sub-Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading or arbitrage opportunities not available in the United States. Investments in foreign markets, however, may pose greater risks than investments in domestic markets. For example, some foreign exchanges are principal markets in which no common clearing facility exists, and an investor may look only to its broker counterparty to buy or sell a security traded on such an exchange. In addition, any profits that might be realized in trading could be eliminated by adverse currency exchange rate movements. Similarly, such adverse exchange rate movements could result in a loss. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in futures transactions involves risk of loss, which could adversely affect the value of an Underlying Fund’s or Sub-Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for

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specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Underlying Fund or Sub-Fund to substantial losses.

Successful use of futures is also subject to an Underlying Fund Manager’s or manager of a Sub- Fund’s ability to correctly predict movements in the direction of the relevant market, and, to the extent that the transaction is entered into for hedging purposes, to determine the correlation between the instrument being hedged and the futures contract.

Some or all of the Underlying Funds or Sub-Funds may purchase and sell stock index futures contracts and single stock futures contracts. A stock index future obligates an Underlying Fund or Sub-Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’ last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. A single stock future obligates an Underlying Fund or Sub-Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the stock at the opening of trading on the next business day.

Some or all of the Underlying Funds or Sub-Funds may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Underlying Funds or Sub-Funds may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a currency on a future date at a specified price.

Options on Securities Indices. Some or all of the Underlying Funds or Sub-Funds may purchase and sell call and put options on stock indices listed on securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Underlying Fund or Sub-Fund of options on stock indices will be subject to the Underlying Funds’ or Sub-Funds’ ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights associated with the securities that they entitle the holder to purchase, and they do not represent

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any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. Underlying Funds or Sub-Funds may enter into equity, interest rate and index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Underlying Fund or Sub-Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Underlying Fund’s or Sub-Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). If the counterparty to a swap defaults, an Underlying Fund’s or Sub-Fund’s risk of loss typically consists of the net amount of payments that it contractually is entitled to receive.

Lending Portfolio Securities. An Underlying Fund or Sub-Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Underlying Fund or Sub-Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Underlying Fund or Sub-Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. An Underlying Fund or Sub-Fund typically will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Underlying Fund or Sub-Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or Sub-Fund.

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When-Issued, Delayed Delivery and Forward Commitment Securities. To reduce the risk of changes in securities prices and interest rates, an Underlying Fund or Sub-Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Underlying Fund or Sub-Fund enters into the commitment, but the Underlying Fund or Sub-Fund does not make payment until it receives delivery from the counterparty. After an Underlying Fund or Sub-Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

Securities purchased on a forward commitment, or when-issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose an Underlying Fund or Sub-Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Underlying Fund or Sub-Fund is fully or almost fully invested increases such Underlying Fund’s or Sub-Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Underlying Fund or Sub-Fund on a forward basis will not honor its purchase obligation. In such cases, the Underlying Fund or Sub-Fund may incur a loss.

Certain Underlying Funds or Sub-Funds in which the Fund invests may hold a limited portion of their portfolio investments in one or more specially-designated accounts (“Side Pockets”). Side Pockets are generally utilized to hold illiquid investments, the market values of which are not readily ascertainable. In addition, an investor in an Underlying Fund or Sub-Fund which holds such investments in Side Pockets, including the Fund, is generally not able to redeem the portion of its interest in the Underlying Fund that is attributable to the Side Pocket. The valuation of Side Pockets involves estimates, uncertainties and judgments, and if such valuations prove to be inaccurate or delayed, the net asset value of the Fund, and correspondingly that of the Fund, may be overstated or understated. Because subscriptions and redemptions of the Fund are based on the Fund’s net asset value any such overstatement or understatement may adversely affect incoming or redeeming Unitholders or remaining Unitholders. The Fund’s Board has adopted policies governing the Fund’s participation in side pocket investments.

The Fund’s investment policies and restrictions do not apply to the activities and transactions of Underlying Funds in which assets of the Fund are invested through (other than an affiliated Underlying Fund), but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

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REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF UNITS

Tender Offers

As discussed in the Prospectus, to provide a limited degree of liquidity to Unitholders, the Fund may from time to time offer to repurchase Units pursuant to written tender offers. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of the Fund in its sole discretion, pursuant to such tender offers. In determining whether the Fund should repurchase Units from Unitholders pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus. Unitholders will be notified of the Board’s intention to conduct a tender offer at least 120 days prior to the date of repurchase. Unitholders must provide written tender request as to their intention to tender all or a portion of their units at least 90 days prior to the next possible tender offer.  The Board expects that the Fund may consider offering to repurchase Units quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if such date is not a business day, on the last business day of such calendar quarter).

The Board will cause the Fund to make offers to repurchase Units from Unitholders pursuant to written tenders only on terms it determines to be fair to the Fund and to Unitholders or persons holding Units acquired from Unitholders. When the Board determines that the Fund will repurchase Units, notice will be provided to each Unitholder describing the terms thereof, and containing information Unitholders should consider in deciding whether and how to participate in such a tender offer. Unitholders who are deciding whether to tender their Units during the period that a tender offer is open may ascertain an estimated net asset value of their Units from the Fund. If a tender offer is oversubscribed by Unitholders, the Fund will repurchase only a pro-rata portion of the Units tendered by each Unitholder.

The Fund’s assets consist primarily of interests in the Underlying Funds and the Beta Exposure. Therefore, in order to finance the repurchase of Units pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in an Underlying Fund and to adjust the Beta Exposure. Because interests in an Underlying Fund’s are generally not transferable, the Fund may withdraw a portion of its interest in an Underlying Fund only pursuant to the redemption terms of that Underlying Fund which may include a redemption gate. To the extent that redemptions from an Underlying Fund exceed a gate, the amount of the Underlying Fund’s interests which the Fund may tender for repurchase will be reduced on a pro rata basis with other investors in the Underlying Fund and the Fund’s offer to repurchase its interests will be correspondingly reduced.

Payment for repurchased Units may require the Fund to liquidate a portion of its interest in an Underlying Fund in which it is invested, which may, in turn, be required to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate such holdings, which may result in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take

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measures (subject to such policies as may be established by the Board) to attempt to minimize potential losses and turnover resulting from the repurchase of Units.

Mandatory Redemptions

As noted in the Prospectus, the Fund has the right to repurchase Units of a Unitholder or any person acquiring Units from or through a Unitholder under certain circumstances. Such mandatory repurchases may be made if:

•
The Units have been transferred in violation of the Declaration of Trust, or the Units have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Unitholder;

•
Ownership of the Units by a Unitholder or other person is likely to cause the Fund to be in violation of, or require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
Continued ownership of the Units may be harmful or injurious to the business or reputation of the Fund, the Board or the investment adviser or any of their affiliated persons, or may subject the Fund or any of the Unitholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	Any of the representations and warranties made by a Unitholder or other person in connection with the acquisition of the Units was not true when made or has ceased to be true;

•
With respect to a Unitholder subject to special regulatory or compliance requirements, such as those imposed by the Employee Retirement Income Security Act of 1974 (“ERISA”) , as amended, the Bank Holding Company Act or certain Federal Communication Commission regulations, such Unitholder will likely be subject to additional regulatory or compliance requirements by virtue of continuing to hold Units; or

•	It would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Units.

Transfers of Units

No person may become a substituted Unitholder without the written consent of the Board, which consent maybe withheld for any reason in its sole discretion. A Unit (or portion of a Unit) held by a Unitholder may be transferred only (1) by operation of law due to the bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Unitholder or (2) under certain limited circumstances, with the written consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). No

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transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a Unit (or portion of a Unit) unless the following conditions are met: (1) the transferring Unitholder has been a Unitholder for at least six months; (2) the proposed transfer is to be made on the valuation date of an offer by the Fund to repurchase the Unit (or portion of the Unit); and (3) the transfer is one in which the tax basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Unitholder (e.g., certain transfers to affiliates). Notice to the Fund of any proposed transfer of an interest must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

Any transferee meeting the Fund’s eligibility requirements that acquires Units in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or incompetency of a Unitholder or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), but will not be entitled to the other rights of a Unitholder unless and until such transferee becomes a substituted Unitholder as provided in the Declaration of Trust. If a Unitholder transfers Units with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee as a Unitholder. Each Unitholder and transferee is required to pay all expenses, including attorneys’ and independent registered public accounting firm’s fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Unitholder eligibility requirements, the Fund reserves the right to redeem its Units. Any transfer of Units in violation of the Declaration of Trust will not be permitted and will be void.

The Declaration of Trust provides, in part, that each Unitholder has agreed to indemnify and hold harmless the Fund, the Adviser, the Sub-Advisers, Underlying Fund Managers, managers of Sub-Funds , each other Unitholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Unitholder in violation of these provisions or any misrepresentation made by such Unitholder in connection with any such transfer.

BOARD OF TRUSTEES

The Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s businesses. The Board exercises the same powers, authority and

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responsibilities on behalf of the Fund, as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Trustees are not required to contribute to the capital of the Fund or to hold Units of the Fund or an interest in the Fund. A majority of the Board of Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund.  The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. The first table lists the Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee ”).

Interested Trustee:
Name Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gary W. Gould Age 55	Chief Executive Officer and Trustee	Trustee since 2011	Managing Principal, Financial Solutions, Inc. 1998 to present	1	None

(1)
Each Trustee serves until retirement, resignation or removal from the Fund’s Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by, a vote of a majority of the Unitholders, if at a meeting, or by a vote of Unitholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Unitholders if by written consent.

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Independent Trustees:
Name Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

[Carol Befanis O’Donnell] Age 55	Trustee	Trustee since 2012	Special Counsel, Permal Group Inc., 2008 to 2011; General Counsel & Chief Compliance Officer, Secretary, Permal Asset Management Inc., 2004 to 2008.	1	The Geiger Trust, 1989 to present.
[William S. Reeser] Age 57	Trustee	Trustee since 2012	Chief Investment Officer, American Lebanese Syrian Associated Charities, Inc., 2006 to present; President, Reeser Advisory Services, Inc., 1997 to present	1	None

(1)
Each Trustee serves until retirement, resignation or removal from the Fund’s Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by, a vote of a majority of the Unitholders, if at a meeting, or by a vote of Unitholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Unitholders if by written consent.

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

Gary W. Gould: Mr. Gould has over sixteen years in the investment management business, including serving as president of two registered investment advisers.

Carol Befanis O’Donnell: Ms. O’Donnell has extensive experience as a business attorney, including more than a decade in private practice as well as serving as General Counsel for multiple investment firms.

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William S. Reeser: Mr. Reeser has more than ten yeas of experience managing an institutional endowment portfolio broadly diversified with significant exposure to alternative investment structures, including multiple years experience regarding the selection, due diligence and ongoing monitoring of alternative investment structures.

Principal Officers who are Not Trustees
Name Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Michael J. McKeen Age 41	Treasurer and Principal Financial Officer	Since 2012	Manager at Atlantic Fund Services 2008 to present; 2003 to 2008 Citigroup Fund Services LLC
Christopher A, Madden Age 45	Secretary	Since 2012	Counsel at Atlantic Fund Services 2009 to present; 2005 to 2009 Citigroup Fund Services, LLC
Carlyn Edgar Age 49	Chief Compliance Officer	Since 2012	Senior Manager at Atlantic Fund Services since 2008;

(1)	Each officer of the Funds serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

None of the Independent Trustees or officers currently holds or during the past two calendar years has held any positions with the Distributor, the Adviser, a Sub-Adviser, or any affiliates of the Fund, the Distributor, the Adviser or a Sub-Adviser.  In addition, during the past two calendar years, except as set forth in the tables above, none of the Independent Trustees has held a position with the Fund or any other fund or hedge fund advised by the Adviser, a Sub-Adviser or any of their affiliates or for which the Distributor or its affiliates served as principal underwriter or any affiliates of the Fund.

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To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 66 2/3% of the Fund’s Directors are Independent Trustees. Bernstein Shur Sawyer & Nelson serves as Counsel to the Independent Trustees. Gary W. Gould, [the Chairman of the Board], is an interested person of the Fund, and the Independent Trustees have designated [William S. Reeser] as the lead Independent Trustee who will chair meetings or executive sessions of the Independent Trustees, review and comment on Board meeting agendas, represent the views of the Independent Trustees to management and facilitate communication among the Independent Trustees. The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above, is appropriate in light of the Fund’s investment objectives and policies, the Fund’s status as a new company with no performance history, the small size of the Board and the Fund’s relatively small initial capitalization, as well as the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships. This determination was made after careful consideration by the Independent Trustees and reflects the unanimous determination of the Independent Trustees.  The Board expects to play an active role in the risk oversight of the Fund and to receive risk oversight reports from the Adviser no less frequently than quarterly, although this has not materially impacted the Board’s leadership structure.

Interested Trustee:
Name of Trustee	Dollar Range of Equity Securities in the Registrant	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Gary W. Gould	None	None

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Independent Trustees:
Name of Trustee	Dollar Range of Equity Securities in the Registrant	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Carol Befanis O’Donnell	None	None
William S. Reeser	None	None

As of [_______________2012], no Trustee or officer of the Fund owns any Units of the Fund.   In addition, as of December 31, 2011, no Independent Trustee has owned any class of securities of the Adviser, a Sub-Adviser, the Distributor or their affiliates for the past two calendar years.

Independent Trustees:
Name	Position(s) Held with Company	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee

Carol Befanis O’Donnell	Trustee	$10,000	N/A	N/A	$10,000
William S. Reeser	Trustee	$10,000	N/A	N/A	$10,000

(1) Estimated for the current fiscal year.

Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $10,000. Independent Trustees are reimbursed for their travel expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund.

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The Board has formed an Audit Committee composed of Ms. O’Donnell and Mr. Reeser. The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’ s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accounting firm and Board. The Chairman of the Audit Committee, [ ], receives no additional compensation in connection with serving in such position . The Audit Committee did not meet during the last fiscal year because the Fund was not operational .

The Board has formed a Nominating Committee composed of Ms. O’Donnell and Mr. Reeser. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board. Currently, the Nominating Committee does not consider nominees recommended by Unitholders. The Nominating Committee did not meet during the last fiscal year because the Fund was not operational.

The Board has formed a Pricing and Valuation Committee composed of Ms. O’Donnell and Messrs. Gould and Reeser and certain employees of the Adviser appointed by the Chairman who are not voting members. The Pricing and Valuation Committee is responsible for: (i) periodically reviewing the Fund’s procedures for valuing securities, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the Board simultaneously). The Chairman of the Pricing and Valuation Committee, Mr. Reeser, receives no compensation from the Fund in connection with serving in such position . The Pricing and Valuation Committee did not meet during the last fiscal year because the Fund was not operational .

Control Persons and Principal Holders of Securities

A principal shareholder is any Unitholder who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a Unitholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Unitholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of [_______________2012], the Fund is newly operational and has no principal shareholders or control persons.

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INVESTMENT ADVISORY SERVICES

The Adviser

Pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser dated as of [_____________, 2012] (the “Advisory Agreement”) the Adviser is responsible for developing, implementing and supervising the Fund’s continuous investment program in a manner consistent with the investment objective and policies of the Fund.

As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreement , the Fund will pay the Adviser a quarterly fee (the “Management Fee”) computed at the annual rate of 1.07 % of the aggregate value of its outstanding interests determined as of the last day of the month and payable each calendar quarter (before any repurchases of interests).

The Adviser has contractually agreed to reduce the management fee and reimburse expenses at least through December 31, 2014 to the extent that the Total Annual Fund Operating Expenses exceed 1.60%.

The Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Advisory Agreement; or (ii) reckless disregard of its obligations and duties under the Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty regarding receipt of compensation for services (in which case any award of damages shall be as set forth in Section 36(b)(3) of the 1940 Act), the Adviser is not subject to any liability to the Fund or any Unitholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation.

The Adviser is controlled by Gary W. Gould, the Fund’s Portfolio Manager, who owns a majority share of the business.

The Sub-Advisers

Pursuant to the terms of each investment sub-advisory agreement entered into among a Sub-Adviser, the Fund and the Adviser (the “Sub-Advisory Agreement”) each Sub-Adviser is responsible for managing the portion of the Fund’s assets allocated to it by the Adviser in a manner consistent with the investment objective and policies of the Fund.

Each Sub-Advisory Agreement provides that [to be added].

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As compensation for services and facilities required to be provided by Centennial Partners LLC as Sub-Adviser under its Sub-Advisory Agreement dated as of [_____________, 2012], the Adviser (and not the Fund) will pay Centennial Partners LLC a quarterly fee (the “Management Fee”) computed at the annual rate of 0.75% of the aggregate value of the portion of Fund’s outstanding interests allocated for management by Centennial Partners LLC determined as of the last day of the month and payable each calendar quarter (before any repurchases of interests).

Centennial Partners LLC, a Sub-Adviser to the Fund, is controlled through equity interests by Zilker Park Partners, LLC, Thomas J. Meredith and Alex C. Smith.

As compensation for services and facilities required to be provided by Pluscios Management LLC under its Sub-Advisory Agreement dated as of [_____________, 2012], the Adviser (and not the Fund) will pay Pluscios Management LLC a quarterly fee (the “Management Fee”) computed at the annual rate of 0.87% of the aggregate value of the portion of Fund’s outstanding interests allocated for management by Pluscios Management LLC determined as of the last day of the month and payable each calendar quarter (before any repurchases of interests).

Pluscios Management LLC, a Sub-Adviser to the Fund, is controlled through equity interests by Constance T. Teska and Kelly A. Chesney.

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND COMPLIANCE SERVICES

Atlantic and its subsidiaries provide administration, fund accounting and transfer agency services to the Fund.   Pursuant to the Atlantic Services Agreement (the “Services Agreement”), the Fund pays Atlantic a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

As administrator, Atlantic administers the Fund’s operations in such manner and to such extent as may be authorized by the Board.  The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of each Fund’s tax returns, financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4)

22

providing the Fund with adequate general office space and facilities and persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Fund or by the Administrator on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic provides a  Principal Financial Officer (“PFO”), a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to a Compliance Services Agreement dated [_________] (the “Compliance Services Agreement”).

For making available the CCO, the AMLCO and the Certifying Officers, and for providing the Compliance Services, the Fund pays Atlantic an annual fee of [$20,000].

The Compliance Services Agreement continues in effect until terminated. The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Fund or by Atlantic on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee's actions or omissions, except, with respect to clauses (1) and

23

(2), for willful misfeasance, bad faith or negligence in the performance of Atlantic's duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

DISTRIBUTOR

The Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine  04101, acts as distributor of the Units during the continuous offering of the Units pursuant to the Distribution Agreement.  Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement.  The Fund assumes and pays all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement.  The Fund  pays, among other things:  (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

The Distribution Agreement continues in effect for two years from the date of its execution and from year to year thereafter, so long as such continuance is approved at least annually by a vote of the Board, including the Independent Directors who have no direct or indirect financial interest in the Distribution Agreement, or the vote of a majority of the outstanding voting securities of the Fund, in accordance with, and as defined in, Section 15 of the 1940 Act.

The Distribution Agreement may be terminated, without the payment of any penalty (i) through a failure to renew the Distribution Agreement at the end of a term, or (ii) upon mutual consent of the Fund and the Distributor.  Further, the Distribution Agreement may be terminated upon no less than 60 days’ written notice, by either the Fund through a vote of a majority of the members of the Board who are not interested persons, as that term is defined in the 1940 Act, and have no direct or indirect financial interest in the operation of this Agreement or by a vote of a majority of the outstanding voting securities of a Fund, in accordance with, and as defined in, Section 15 of the 1940 Act, or by the Distributor.

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Units.

The Distributor is not affiliated with the Adviser, Atlantic or the Custodian.

CUSTODIAN

Union Bank, N.A. (the “Custodian”) serves as the custodian of the Fund ’ s assets, and may maintain custody of assets with domestic and non-U.S. subcustodians (which may be banks, trust

24

companies, securities depositories and clearing agencies). Assets of an Underlying Fund are not held by the Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian ’ s principal business address is 350 California Street, 6th Floor, San Francisco, California 94104.

PORTFOLIO MANAGER

The person responsible for investment decisions with respect to the Fund is: Mr. Gary W. Gould.  Mr. Gould has managed Portable Alpha exposure since October 1, 1998. He has sixteen years of experience utilizing and providing due diligence on individual Hedge Fund and Hedge Fund of Funds strategies. In addition, Mr. Gould has fourteen years of experience utilizing financial futures to provide beta exposure.

The following information is as of [date] and is for the person who is primarily responsible for day-to-day management of the Fund:

Name		Title	Length of Service	Business Experience for Past 5 Years
Gary W. Gould		Managing Principal	14 years	Financial Solutions, Inc.
Account Management Disclosure, Adviser and Sub-Adviser
	Number of Other Accounts Managed And Assets by Account Type			Number of Accounts and Assets For Which Advisory Fee is Performance-Based
Name ofPortfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles ($mils)	Other Accounts($mils)	Registered Investment Companies	Other PooledInvestment Vehicles	Other Accounts
Gary W. Gould	0	0	8 ($735 million)	0	0	0

The Portfolio Manager does not advise any registered investment companies.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER

As of [date], the Portfolio Manager listed above did not have any interest in the Fund.

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Compensation Disclosure

The Portfolio Manager receives a salary and participates in the profitability of the firm based on his ownership of the Adviser . No distinction is made in any way between any investors in the Fund.

Conflicts of Interest

The investment activities of the Portfolio Manager with respect to the Fund and with respect to other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  For example, the Portfolio Manager manages other accounts with like investment strategies and fees earned by the Portfolio Manager could differ between the Fund and the other accounts.  Thus, the Portfolio Manager could favor one account over another in allocating new investment opportunities that have limited supply or in the order in which it places orders to redeem identical investments.  The Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis and redeem investments proportionally.

PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected (1) if the security is traded on an exchange, through brokers who charge commissions and (2) if the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

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In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The dollar amount of the aggregate brokerage commissions payable by the Funds to an affiliate of the Fund, Adviser or Sub-Adviser; the aggregate amount of actual commissions paid to an affiliate of the Funds, Adviser or Sub-Adviser; the percentage of brokerage commissions paid to the affiliate of the Funds, Adviser or Sub-Adviser; and the percentage of transactions executed by an affiliate of the Funds, Adviser or Sub-Adviser is not included as the Fund has not yet commenced operations.

The Adviser and Sub-Advisers place orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser and Sub-Advisers.  The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser and Sub-Advisers in their best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser and Sub-Advisers seek “best execution” for all portfolio transactions.  Although, the Adviser and Sub-Advisers seek the most favorable price and execution available, the Fund, may not always obtain the best price or pay the lowest commission.  The Adviser and Sub-Advisers seek to obtain the most favorable price and execution available to the Fund by evaluating factors such as the cost of dealer spreads or commissions paid in connection with securities transactions, the size of the order, difficulty of execution, speed and quality of execution as well as any risk involved in the transaction.  The Adviser and Sub-Advisers may also utilize a broker and pay a less favorable commission if such broker has specific expertise in a particular type of transaction.

THE FUND EXPENSES

The Fund will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

•	All costs and expenses associated with the registration of the Fund under, and compliance with, any applicable federal or state laws;

•
Attorneys fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

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•	The costs and expenses of holding meetings of the Board and any meetings of Unitholders, including legal costs associated with the preparation and filing of proxy materials;

•
The fees and disbursements of the Fund’s counsel, legal counsel to the Independent Trustees, independent registered public accounting firm for the Fund and other consultants and professionals engaged on behalf of the Fund;

•	All costs and expenses associated with the Fund’s tender offers;

•	The fees payable to various service providers ;

•	All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Unitholders;

•	The costs of a fidelity bond and any liability insurance obtained on behalf of the Fund;

•	All expenses associated with computing the Fund’s net asset value, including any equipment or services obtained for these purposes; and

•	Such other types of expenses as may be approved from time to time by the Board.

The Underlying Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Underlying Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Underlying Funds, which will generally reduce the investment returns of the Underlying Funds and the amount of any distributions from the Underlying Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

CODE OF ETHICS

The Trust , the Adviser and Sub-Advisers have adopted a code of ethics. The code is designed to detect and prevent improper personal trading by their personnel, including investment personnel who might compete with or otherwise take advantage of the Fund’s portfolio transactions. Covered persons include the Trustees and the members of the Investment Committee, as well as employees of the Adviser and Sub-Advisers having knowledge of the investments and investment intentions of each Underlying Fund. The code of ethics permits persons subject to the code to invest in securities held by the Fund , including securities that may be purchased or held by an Underlying Fund, subject to a number of restrictions and controls. Compliance with the code of ethics is carefully monitored and enforced.

The code of ethics is included as an exhibit to the Fund’s registration statements filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained

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by calling the SEC at 202- 551 -8090. The code of ethics is available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549 -0102 .

VOTING OF PROXIES

A copy of the Trust’s proxy voting procedures, which will be followed by the Adviser and the Sub-Advisers with respect to Fund assets, are included in Exhibit A, respectively.  Information regarding how the Fund voted proxies relating to securities of the Fund during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling [____________]; and (ii) on the SEC’s website at http://www.sec.gov.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Units.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of Unitholders subject to special treatment under U.S. federal income tax laws, including Unitholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.  This summary assumes that Unitholders hold Units as capital assets (generally, property held for investment).  The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  The Fund has neither sought nor will seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.  It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Unitholder” is a beneficial owner of Units that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

29

•
a trust, if a court within the United States has primary supervision over its administration and one of more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Unitholder” is a beneficial owner of Units that is not a U.S. Unitholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  A prospective Unitholder that is a partnership holding Units or a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Units.

Tax matters are very complicated and the tax consequences to an investor of an investment in Units will depend on the facts of its particular situation. Unitholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code.  As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to Unitholders as dividends.  To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to Unitholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement;

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then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to Unitholders.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Unitholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s ordinary income for each calendar year, (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending [October 31] in that calendar year and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.”  The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

    To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock or securities, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. Specifically, the Fund intends to elect to mark-to-market at the end of each taxable year its shares in Underlying Funds that are classified as passive foreign investment companies (a “PFIC”) for U.S. federal income tax purposes. Furthermore, the Fund

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expects that all or substantially all of the Underlying Funds will be treated as PFICs for which it intends to make a mark-to-market election. As a result, with respect to its investments in PFICs, at the end of each taxable year the Fund will recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to Unitholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act (and is expected) to borrow funds and to sell assets in order to satisfy distribution requirements. However the Fund, under the 1940 Act, is not permitted to make distributions to Unitholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by (1) the illiquid nature of its portfolio and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Test, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to Unitholders. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to Unitholders. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Unitholders

Distributions by the Fund generally are taxable to U.S. Unitholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net

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long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Unitholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Units. Distributions will not be eligible for the dividends received deduction allowed to corporate Unitholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Unitholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Unitholders, regardless of the U.S. Unitholder’s holding period for its Units and regardless of whether paid in cash or reinvested in additional Units. However, due to the Fund’s principal investment strategy focusing on investments in PFICs, most of the Fund’s income is expected to be ordinary income, and therefore  most distributions are not expected to be designated as “capital gain dividends” eligible for the reduced rate of tax. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Unitholder’s adjusted tax basis in such Unitholder’s Units and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Units to such U.S. Unitholder.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Unitholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Unitholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Unitholders on December 31 of the year in which the dividend was declared. Unitholders who receive distributions in the form of Units will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to Unitholders even though they are reinvested in additional Units.

Pursuant to the Fund’s “opt out” dividend reinvestment plan, when the Fund declares a dividend, each Unitholder that has not made a Distribution Election will automatically have their dividends reinvested in additional Units. To the extent Unitholders make a Distribution Election, the Fund may pay any or all such dividends in a combination of cash and Units. Depending on the circumstances of the Unitholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such Unitholder would have to pay the tax using cash from other sources. A Unitholder that receives Units pursuant to a distribution generally has a tax basis in such Units equal to the amount of cash that would have been received instead of Units as described above, and a holding period in such Units that begins on the b usiness day following the payment date for the distribution.

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A U.S. Unitholder generally will recognize taxable gain or loss if the U.S. Unitholder sells or otherwise disposes of its Units. Such Unitholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Units sold or otherwise disposed of. Upon such disposition of such Unitholder’s Units, the Fund will report the gross proceeds and cost basis to such Unitholder and the IRS. For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such Unitholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Unit lot identification. The cost basis method elected by the Unitholder (or the cost basis method applied by default) for each disposition of Units may not be changed after the settlement date of each such disposition of Units. If a Unitholder holds its Units through a broker (or other nominee), such Unitholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Unitholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the Unitholder has held its Units for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of Units may be disallowed if other Units are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Unitholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Units). Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Unitholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate U.S. Unitholders with net capital losses for a year ( i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Unitholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Unitholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Unitholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. Unitholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S.

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federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Unitholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Unitholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Unitholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies the Fund that such Unitholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Unitholder’s U.S. federal income tax liability and may entitle such Unitholder to a refund; provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Unitholders

Whether an investment in Units is appropriate for a Non-U.S. Unitholder will depend upon that person’s particular circumstances. An investment in Units by a Non-U.S. Unitholder may have material and adverse tax consequences. Non-U.S. Unitholders should consult their tax advisers before investing in Units.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Unitholders, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. Unitholder, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold federal tax if the Non-U.S. Unitholder complies with applicable certification and disclosure requirements. Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Unitholders are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Unitholder and gain realized by a Non-U.S. Unitholder upon the sale of Units will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Unitholder in the United States or (b) the Non-U.S. Unitholder is an individual, has been present in the United States for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

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If the Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Unitholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Unitholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Unitholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Unitholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Unitholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Units may not be appropriate for certain Non-U.S. Unitholders.

A Non-U.S. Unitholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Unitholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Unitholder or otherwise establishes an exemption from backup withholding.

Legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain Non-U.S. Unitholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Non-U.S. Unitholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of Units. While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice and in proposed regulations issued on February 8, 2012, that future regulatory guidance will provide for a phased-in implementation of these provisions, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015. The preamble to the proposed regulations provides that withholding on certain “passthrough payments” will begin no earlier than January 1, 2017.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Units.

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Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to Unitholders, nor would they be required to be made. Distributions would generally be taxable to non-corporate Unitholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Unitholders would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Unitholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets of an employee benefit plan subject to ERISA (an “ERISA Plan”), or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the

37

Plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result, (1) none of Adviser, the Sub-Advisers, Underlying Fund Managers or managers of Sub-Funds will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities and (2) transactions involving the assets and investments of the Fund, the Alpha Engine, Buffer Account, and the Beta Exposure will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities. The Adviser will require an ERISA Plan proposing to invest in the Fund to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or the Adviser or with other entities that are affiliated with the Adviser or the Adviser. Each of the Adviser or the Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. A fiduciary of a Plan investing in the Fund will be required to represent: that the decision to invest in the Fund was made by it as a fiduciary that is independent of the Adviser or the Adviser, and their affiliates; that it is duly authorized to make such investment decision; and it has not relied on any individualized advice or recommendation of the Adviser, the Adviser, or their affiliates, as a primary basis for the decision to invest in the Fund and that its investment in the Fund will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this SAI , is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

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VALUATION OF ASSETS

Fund will compute its net asset value based on the market close as of the last business day of each month, based on the market or net asset value of the combined assets of the Fund and other times at the Board’s discretion. The net asset value of the Fund will equal the value of the assets of the Fund less all of its liabilities, including accrued fees and expenses. It is expected that the assets of the Fund will consist primarily of the Fund’s interest in the Underlying Funds, the Beta Exposure and the Buffer Account. In computing its net asset value, the Fund will value its interest in the Underlying Funds and Sub-Funds at the net asset value provided by the Underlying Fund or Sub-Fund to the Fund.

The Fund’s Board has approved procedures pursuant to which the Fund will value its investments in Underlying Funds at fair value. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund or from a third party if the Fund’s interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Fund reasonably believes to be reliable. In accordance with these procedures, fair value ordinarily will be the value determined for each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported by the Underlying Fund at the time of such valuation to the Fund or the Administrator. The pricing provided by the Underlying Funds will ordinarily be confirmed by the Administrator and reviewed by the Adviser and Sub-Advisers. The Fund may not have an Underlying Fund’s reported valuation as of a particular valuation date-for example, in the event that an Underlying Fund does not report a value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of such an Underlying Fund based on any relevant information available at the time the Fund values its portfolio, including the most recent value reported by the Underlying Fund. Any values reported as estimated or final values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

When investing in any Underlying Fund, the Adviser and Sub-Advisers will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund. As a general matter, such review will include a determination of whether the Underlying Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Fund’s Board provide that the Adviser will review the valuations provided by Underlying Fund Managers, the Adviser , the Sub-Advisers and the Fund’s Board will not be able to confirm independently the accuracy of valuation calculations provided by the Underlying Fund Managers.

The Fund’s valuation procedures require the Fund , the Adviser and the Sub-Advisers to consider relevant information available at the time that the Fund values its portfolio. The Adviser , the Sub-Advisers and the Fund’s Board will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Fund Manager

39

does not represent the fair value of the Fund’s interests in the Underlying Fund. Although redemptions of interests in Underlying Funds are subject to advance notice requirements, Underlying Funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the Underlying Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Underlying Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Fund’s Board, in the absence of specific transaction activity in interests in a particular Underlying Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Underlying Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Fund’s Board.

The valuations reported by the Underlying Funds’ administrators or the Underlying Fund Managers, upon which the Fund’s Administrator calculates net asset values, may be subject to later adjustment by the Underlying Fund Managers or Underlying Funds’ administrators, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Underlying Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of the Underlying Funds will be reflected in the Fund’s net asset values for the relevant periods and may be reflected in the proceeds that a Unitholder would receive upon the repurchase of Units, or the purchase price paid at the time of the initial investment or additional subscription.

The procedures approved by the Fund’s Board provide that, where deemed appropriate by the Adviser , the Sub-Advisers and/or the Board and consistent with the 1940 Act, investments in Underlying Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Adviser and the Sub-Advisers , in accordance with procedures approved by the Fund’s Board, determines in good faith best reflects approximate market value. The Fund’s Board will be responsible for ensuring that the valuation policies utilized by the Adviser and the Sub-Advisers are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser and the Sub-Advisers invest the assets of the Fund in securities or other instruments that are not investments in Underlying Funds, the Fund will generally value

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such assets as described below. Securities traded or dealt in one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the close of the primary exchange on which the securities are traded, or in the absence of a close, at the mean of the last bid and asked prices.  Securities not traded on any securities exchange for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share less any applicable redemption fee. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser , the Sub-Advisers and/or the Fund’s Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with the Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent or dealer selected by the Adviser and the Sub-Advisers , which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Fund’s Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Fund’s Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

The Adviser and the Sub-Advisers act as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser , the Sub-Advisers or other parties responsible for valuing such securities may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be

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different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser’s management fees and the costs of any borrowings , are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.

Prospective Unitholders should be aware that situations involving uncertainties as to the value of Fund positions could have an adverse effect on the net asset value of the Fund if the judgments of the Fund’s Board, the Adviser, the Sub-Advisers, Underlying Fund Managers, or managers of Sub- Funds should prove incorrect. Also, Underlying Fund Managers and managers of Sub- Funds will only provide determinations of the net asset value of Underlying Funds or Sub-Funds on a periodic basis, typically monthly. Consequently, it may not be possible to determine the net asset value of the Fund more frequently.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

[             ] serves as the independent registered public accounting firm of the Fund.  Its principal business address is [   ] and the services that it provides to the Fund includes  audit services and tax services. [ ] audits the annual financial statements of the Fund and provides the Fund with an audit opinion. [ ] also reviews certain regulatory filings of the Fund.

Bernstein Shur Sawyer & Nelson serves as Counsel to the Independent Trustees and Legal Counsel of the Fund. Its principal business address is 100 Middle Street, Portland, Maine 04101.

SUMMARY OF DECLARATION OF TRUST

The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Declaration of Trust contained in Appendix B to the Prospectus.

Liability of Unitholders. Under Delaware law and the Declaration of Trust, a Unitholder will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Unitholder, except that the Unitholder may be obligated to make capital contributions to the Fund pursuant to the Declaration of Trust to repay any funds wrongfully distributed to the Unitholder. The Trustees have no power to bind any Unitholder personally or to call upon any Unitholder for the payment of any sum of money or assessment whatsoever other than such as the Unitholder may from time to time personally agree to pay pursuant to the terms of the Declaration of Trust or by way of subscription for Units or otherwise.

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Duty of Care. The Declaration of Trust provides that neither the Trustees nor, if applicable, the Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of its Unitholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees by the Fund, but not by the Unitholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Trustee will not be personally liable to any Unitholder for the repayment of any balance in such Unitholder’s capital account or for contributions by such Unitholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its Unitholders. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification of a Trustee for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Power of Attorney. By purchasing Units and by signing the Fund’s Declaration of Trust (which each Unitholder will do by virtue of signing the Unitholder certification form attached to the Prospectus as Appendix A), each Unitholder will appoint the officers of the Fund and each of the Trustees his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund under Delaware law or signing all instruments effecting authorized changes in the Fund or the Fund’s Declaration of Trust and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power of attorney granted in the Declaration of Trust is a special power-of-attorney coupled with an interest in favor of the officers of the Fund and each of the Trustees   and as such is irrevocable and continues in effect until all of such Unitholder’s Units have been withdrawn pursuant to a repurchase or redemption of the Units or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Unitholders.

Term, Dissolution and Liquidation.

           The Fund shall continue without limitation of time but subject to the following provisions.  The Board may without Unitholder approval (unless such approval is required by the 1940 Act) dissolve or reorganize the Fund in any manner or fashion not inconsistent with applicable law, including, without limitation:

•
Sell and convey all or substantially all of the assets of the Fund to another trust, partnership, limited liability company, association or corporation, or to a separate series or class of shares thereof, organized under the laws of any state or jurisdiction, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Fund and which

43

 may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, limited liability company, association or corporation or of a series thereof; or

•	At any time sell and convert into money all of the assets of the Fund.

Following a sale or conversion in accordance with the foregoing, and upon making reasonable provision, in the determination of the Board, for the payment of all liabilities of the Fund as required by applicable law, by such assumption or otherwise, the Unitholders involved in such sale or conversion shall be entitled to receive, when and as declared by the Board, the excess of the assets belonging to Fund over the liabilities belonging to the Fund.  The assets so distributable to the Unitholders shall be distributed among such Unitholders in proportion to the number of Units held by them and recorded on the books of the Fund.

Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section above, the Fund shall terminate and the Board shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Fund shall be cancelled and discharged.

Voting. Each Unitholder has the right to cast a number of votes equal to the number of Units held by such Unitholder at a meeting of Unitholders called by the Board. The Unitholders shall have power to vote only:  (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof); (b) with respect to any contract entered into pursuant to Article V of the Declaration of Trust to the extent required by the 1940 Act; (c) with respect to termination of the Fund to the extent required by applicable law; and (d) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-laws, or as the Board may consider necessary or desirable.

Except for the exercise of their voting privileges, Unitholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Reports to Unitholders. The Fund will furnish to Unitholders as soon as practicable after the end of each taxable year such information as is necessary for such Unitholders to complete federal and state income tax or information returns, along with any other tax information required by law. The Fund will send a semi-annual and an audited annual report to Unitholders within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding an Underlying Fund’s operations during each fiscal quarter will also be sent to Unitholders.

Fiscal Year. For accounting purposes, the Fund ’ s fiscal year is the 12-month period ending on August 31 st .

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FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to Unitholders may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance. The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices, risk measurement criteria and other information related to the portfolio’s performance. Comparisons may also be made to economic and financial trends and data that may be useful for investors to consider in determining whether to invest in the Fund.

FINANCIAL STATEMENTS

The Fund will issue financial statements on an annual basis, prepared in accordance with generally accepted accounting Principles.

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EXHIBIT A – PROXY VOTING PROCEDURES

FSI LOW BETA ABSOLUTE RETURN FUND

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees (the “Board”) of FSI Low Beta Absolute Return Fund (the “Trust” or the “Fund”) has adopted the following policies and procedures (the “Procedures”) with regard to voting proxies on securities.

I. OVERVIEW

Share ownership often carries with it the right to vote on various corporate matters. A proxy is a legal transfer to another party of a shareholder's right to vote at a meeting and allows shareholders who cannot attend the meeting to participate in absentia. The right to vote is generally viewed as an asset with economic value in that it can affect the long ‐ term value of the underlying security.

A fund’s board of directors is responsible for the voting of proxies for fund portfolio securities. As a practical matter, fund boards typically delegate proxy voting to the fund’s investment adviser. When the proxy voting function has been delegated, a fund’s board has the responsibility to continue to oversee that function.

Where proxy voting authority has been delegated to an investment adviser, voting proxies becomes part of the adviser’s investment management function and is subject to the adviser’s fiduciary duties and Rule 206(4) ‐ 6 of the Investment Advisers Act of 1940, as amended. These fiduciary duties, and 206(4) ‐ 6, generally require an investment adviser to cast proxy votes in a manner consistent with the best interests of the fund and its shareholders, to disclose and address actual or potential conflicts of interest, and not to elevate its own interests over those of the fund and its shareholders. An adviser need not vote every proxy, however, and there may be occasions when voting a proxy is not in the best interests of a fund and its shareholders. The Securities and Exchange Commission has cautioned, however, that an adviser that has assumed the responsibility of voting fund proxies may not simply adopt a “policy” of not voting any proxies at all.

These Procedures are designed to facilitate the Board of Trustees oversight of the proxy voting function for Fund securities.

II. DELEGATION

Pursuant to the investment advisory agreement(s) between the Trust and the investment adviser providing advisory services to the Fund (the “Adviser”), the Trust has delegated the authority to

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vote proxies received by the Fund regarding securities contained in its portfolio to the Adviser. In the event that the Adviser employs a subadviser to manage all or a portion of the Fund’s portfolio, the Adviser may delegate the authority to vote proxies received by the Fund regarding securities contained in the portion of the portfolio managed by the subadviser.

III. ADVISER PROXY VOTING PROCEDURES

The Adviser 1 shall implement written policies and procedures (“Adviser Proxy Voting Procedures”) that are reasonably designed to ensure that proxies are voted on Fund securities in the best interest of the Fund and its shareholders, including guidelines as to how the Adviser expects to vote on issues that are typically presented in proxy statements. The Adviser Procedures must also describe how material conflicts that may arise between the interests of the Adviser and the Fund will be identified and addressed.

IV. DELIVERY OF PROXIES

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies on Fund portfolio securities (a "Proxy Voting Service").

V. PROXY VOTING RECORD

The Adviser shall be responsible for ensuring a voting record is maintained that includes all proxies the Fund was entitled to vote and will coordinate the annual delivery of such record to the Trust’s Administrator for purposes of preparing the Trust’s annual Form N ‐ PX filing. The voting record shall include the following information required to be reported in Form N ‐ PX:

(a) The name of the issuer of the portfolio security;
(b) The exchange ticker symbol of the portfolio security;
(c) The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
(d) The shareholder meeting date;
(e) A brief identification of the matter voted on;
(f) Whether the matter was proposed by the issuer or by a security holder;
(g) Whether the registrant cast its vote on the matter;
(h) How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(i) Whether the registrant cast its vote for or against management.

The Adviser shall also be responsible for ensuring information regarding how the Fund voted proxies relating to portfolio securities during the twelve ‐ month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

VI. BOARD REPORTING AND REVIEW

A. The Adviser shall submit its Adviser Proxy Voting Procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

B. The Adviser shall report to the Board, at least quarterly, whether all proxies the Fund was entitled to vote were voted and, when applicable, the reason for not voting.

C. The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting Fund proxies and how such conflicts were handled.

Adopted: [                                             ]

1 In the event that the Adviser employs one or more subadvisers to manage the portfolio of the Fund or a portion thereof, each reference hereafter to “Adviser” shall mean each applicable subadviser. In addition, where more than one subadviser manages a portion of the assets of a Fund’s portfolio, each reference hereafter to “Fund” shall apply only to that portion of the assets the subadviser manages.

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FSI Low Beta Absolute Return Fund, TEI (the “Trust”)
PART C

OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)Financial Statements:

Not Applicable.

(2) Exhibits:

(2)(a)	Trust Instrument (Exhibit incorporated by reference as filed as Exhibit (2)(a) in N-2 via EDGAR on August 11, 2011, accession number 0001504947-11-000032).

(2)(b)	By-Laws (Exhibit incorporated by reference as filed as Exhibit (2)(b) in N-2 via EDGAR on August 11, 2011, accession number 0001504947-11-000032).

(2)(c)	Not Applicable.

(2)(d)	See Item 25(2)(a).

(2)(e)	Not Applicable.

(2)(f)	Not Applicable.

(2)(g) (1)	Form of Investment Management Agreement between Financial Solutions, Inc. and Registrant-to be filed.
(2)(g)(2)	Form of Sub-Advisory Agreement between Financial Solutions, Inc. and Centennial Partners LLC to be filed.
(2)(g)(3)	Form of Sub-Advisory Agreement between Financial Solutions, Inc. and Pluscios Management LLC to be filed.

(2)(h)	Form of Distribution Agreement between Foreside Fund Services, LLC and Registrant – to be filed.

(2)(i)	Not Applicable.

(2)(j)	Form of Custodian Agreement between Union Bank, N.A. and Registrant - to be filed.

(2)(k) Form of Administration Agreement between Atlantic Fund Administration, LLC and Registrant - to be filed.

(2)(l)	Not Applicable.

(2)(m)	Not Applicable.

(2)(n)	Not Applicable.

(2)(o)	Not Applicable.

(2)(p)	Not Applicable.

(2)(q)	Not Applicable.

(2)(r)(1) Code of Ethics of Registrant - to be filed.
(2)(r)(2) Code of Ethics of Financial Solutions, Inc. - to be filed.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
All figures are estimates:
Accounting fees and expenses	$______________________________
Legal fees and expenses
Printing and engraving
Miscellaneous
Total	$______________________________

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the private offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant, except that Registrant may be deemed to be controlled by Financial Solutions, Inc., the Registrant's investment adviser, an Oklahoma corporation which is controlled by Gary Gould.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Not Applicable.

ITEM 30. INDEMNIFICATION

Section 9.2 of the Registrant’s Agreement and Declaration of Trust states:

The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable attorneys’ and accountants’ fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he or she may be involved or with which he or she may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Unitholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”).  Expenses, including attorneys’ and accountants’ fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is set forth in Registrant's Statement of Additional Information in the section entitled “Adviser.”

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 31 hereof.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1. Not applicable.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes:

     a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

         (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

         (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     b. That, for purposes of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

     c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Tulsa and the State of Oklahoma on the  21st day of September, 2012.

/s/ Gary W. Gould
Trustee, Chief Executive Officer, Treasurer, Secretary and Chief Compliance Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacities and on the dates indicated.

/s/ Gary W. Gould
Trustee, Chief Executive Officer, Treasurer, Secretary and Chief Compliance Officer

9/21/2012
Date